Exhibit 4.37

DESCRIPTION OF THE REGISTRANT’S SECURITIES
REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES
EXCHANGE ACT OF 1934
As of December 31, 2019, Clearway Energy LLC (the “Registrant” or “Clearway LLC”), which is a direct subsidiary of Clearway Energy, Inc. (“Clearway Inc.”), had three classes of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each issued by Clearway Energy Operating LLC (“Clearway Operating LLC”), a wholly owned subsidiary of Clearway LLC: (i) 5.375% unsecured senior notes due 2024, (ii) 5.750% unsecured senior notes due 2025 and (iii) 5.00% unsecured senior notes due 2026.
Description of Clearway Operating LLC’s 5.375% Senior Notes due 2024
The following is a description of Clearway Operating LLC’s 5.375% Senior Notes due 2024 (the “notes”) as of December 31, 2019. The notes were redeemed in full on January 3, 2020 and are no longer outstanding. In this description, “Clearway Operating LLC” refers only to Clearway Energy Operating LLC and not to any of its subsidiaries or parent entities.
Clearway Operating LLC issued the notes under an indenture among Clearway Operating LLC, the Guarantors named therein and Law Debenture Trust Company of New York, as trustee.
The statements under this caption relating to the indenture and the notes are summaries and are not a complete description thereof, and where reference is made to particular provisions, such provisions, including the definitions of certain terms, are qualified in their entirety by reference to all of the provisions of the indenture and the notes and those terms made part of the indenture by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The definitions of certain capitalized terms used in the following summary are set forth under the caption “—Certain Definitions.” Terms defined in this “Description of Clearway Operating LLC’s 5.375% Senior Notes due 2024” section are defined only for the purpose of this section. Certain defined terms used in this description but not defined below under “—Certain Definitions” have the meanings assigned to them in the indenture. The indenture is an exhibit to this Annual Report on Form 10-K and is incorporated by reference herein. In addition, copies of the indenture are available upon request from Clearway Inc. References in this section to any subsections are references only to subsections of this section.
The registered holder of a note is treated as the owner of it for all purposes. Only registered holders of notes have rights under the indenture.
Brief Description of the Notes
The notes:

•	are general unsecured obligations of Clearway Operating LLC;

•	are pari passu in right of payment with all existing and future senior Indebtedness of Clearway Operating LLC, including Clearway Operating LLC’s Indebtedness under the Credit Agreement;

•	are senior in right of payment to any future subordinated Indebtedness of Clearway Operating LLC; and

•	are fully and unconditionally guaranteed on a joint and several basis by the Guarantors.
However, the notes are effectively subordinated to all borrowings under the Credit Agreement, which is secured by substantially all of the assets of Clearway Operating LLC and the Guarantors, and any other secured Indebtedness (including any secured Hedging Obligations) of Clearway Operating LLC or the Guarantors, in each case to the extent of the value of the assets that secure the Credit Agreement or such other secured Indebtedness.
The Parent Guarantor
The notes are guaranteed by Clearway LLC (the “Parent Guarantor”). The Parent Guarantee of the notes:

•	is a general unsecured obligation of the Parent Guarantor;

•	is pari passu in right of payment with all existing and future senior Indebtedness of the Parent Guarantor, including the Parent Guarantor’s guarantee under the Credit Agreement; and

•	is senior in right of payment to any future subordinated Indebtedness of the Parent Guarantor.
However, the Parent Guarantor’s guarantee of the notes is effectively subordinated to the Parent Guarantor’s guarantee under the Credit Agreement and any other secured Indebtedness of the Parent Guarantor (including any secured Hedging Obligations), in each case, to the extent of the value of the assets of the Parent Guarantor that secure the Credit Agreement or such other secured Indebtedness.
The Subsidiary Guarantors
In addition to the Parent Guarantee, the notes are guaranteed by each Wholly Owned Subsidiary of Clearway Operating LLC that guarantees any obligations of Clearway Operating LLC under the Credit Agreement of Clearway Operating LLC. Each Subsidiary Guarantee of the notes:

•	is a general unsecured obligation of the Subsidiary Guarantor;

•	is pari passu in right of payment with all existing and future senior Indebtedness of that Subsidiary Guarantor, including such Subsidiary Guarantor’s guarantee under the Credit Agreement; and

•	is senior in right of payment to any future subordinated Indebtedness of that Subsidiary Guarantor.
However, each Subsidiary Guarantor’s guarantee of the notes is effectively subordinated to such Subsidiary Guarantor’s guarantee under the Credit Agreement and any other secured Indebtedness of such Subsidiary Guarantor (including any secured Hedging Obligations), in each case, to the extent of the value of the assets of such Subsidiary Guarantor that secure the Credit Agreement or such other secured Indebtedness.
The operations of Clearway Operating LLC are primarily conducted through its subsidiaries and, therefore, Clearway Operating LLC depends on the cash flow of its subsidiaries to meet its obligations, including its obligations under the notes. Not all of Clearway Operating LLC’s subsidiaries guarantee the notes. The notes are effectively subordinated in right of payment to all Indebtedness and other liabilities and commitments (including trade payables, lease obligations, project financing and other indebtedness for borrowed money and Hedging Obligations) of these non-guarantor subsidiaries. Any right of Clearway Operating LLC to receive assets of any of its subsidiaries upon the subsidiary’s liquidation or reorganization (and the consequent right of the holders of notes to participate in those assets) is effectively subordinated to the claims of that subsidiary’s creditors, except to the extent that Clearway Operating LLC is itself recognized as a creditor of the subsidiary, in which case its claims would still be subordinate in right of payment to any security in the assets of the subsidiary and any indebtedness of the subsidiary senior to that held by Clearway Operating LLC.
Principal, Maturity and Interest
Clearway Operating LLC issued $500 million aggregate principal amount of notes on the issue date. Clearway Operating LLC may issue additional notes of the same series under the indenture from time to time after the issue date. Any issuance of additional notes is subject to all of the covenants in the indenture. The notes and any additional notes of the same series subsequently issued under the indenture are treated as a single class for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.
Clearway Operating LLC issued notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The notes will mature on August 15,2024.
Interest accrues at the rate of 5.375% per annum and is payable semi-annually in arrears on February 15 and August 15 of each year. Clearway Operating LLC makes each interest payment to the holders of record on the immediately preceding February 1 and August 1.
Interest on the notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.
Methods of Receiving Payments on the Notes
If a holder of notes has given wire transfer instructions to Clearway Operating LLC, Clearway Operating LLC pays or causes to be paid all principal, interest and premium on that holder’s notes in accordance with those instructions. All other payments on notes are made at the office or agency of the paying agent and registrar within the City and State of New York unless Clearway Operating LLC elects to make interest payments by check mailed to the holders of the notes at their address set forth in the register of holders.
Paying Agent and Registrar for the Notes
The trustee acts as paying agent and registrar. Clearway Operating LLC may change the paying agent or registrar without prior notice to the holders of the notes and Clearway Operating LLC or any of its Subsidiaries or parent entities may act as paying agent or registrar.
Transfer and Exchange
A holder may transfer or exchange notes in accordance with the provisions of the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of notes. Holders of the notes will be required to pay all taxes due on transfer. Clearway Operating LLC is not required to transfer or exchange any note selected for redemption. Also, Clearway Operating LLC is not required to transfer or exchange any note for a period of 15 days before a selection of notes to be redeemed.
Parent Guarantee
Clearway Operating LLC’s payment obligations under the notes are guaranteed on a full and unconditional basis by the Parent Guarantor. The obligations of the Parent Guarantor under the Parent Guarantee are limited as necessary to prevent the Parent Guarantee from constituting a fraudulent conveyance under Applicable Law.
Subsidiary Guarantees
Clearway Operating LLC’s payment obligations under the notes are guaranteed on a full and unconditional basis by each of the Subsidiary Guarantors. These Subsidiary Guarantees are joint and several obligations of the Subsidiary Guarantors. The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee are limited as necessary to prevent that Subsidiary Guarantee from constituting a fraudulent conveyance under Applicable Law.
The Subsidiary Guarantee of a Subsidiary Guarantor will be released automatically:
(1) in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) Clearway Operating LLC or a Subsidiary of Clearway Operating LLC;
(2) in connection with any sale or other disposition of Capital Stock of that Subsidiary Guarantor to a Person that is not (either before or after giving effect to such transaction) Clearway Operating LLC or a Subsidiary of Clearway Operating LLC, if following such sale or other disposition, that Subsidiary Guarantor is no longer a direct or indirect Subsidiary of Clearway Operating LLC;
(3) upon repayment in full of the notes;
(4) upon defeasance or satisfaction and discharge of the notes as provided below under the captions “—Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge;”
(5) upon a dissolution of a Subsidiary Guarantor that is permitted under the indenture; or
(6) otherwise with respect to the Guarantee of any Subsidiary Guarantor:
(a) upon the prior consent of holders of at least a majority in aggregate principal amount of the notes then outstanding;
(b) if Clearway Operating LLC has Indebtedness outstanding under the Credit Agreement at that time, upon the consent of the requisite lenders under the Credit Agreement to the release of such Subsidiary Guarantor’s Guarantee of all Obligations under the Credit Agreement, or, if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, upon the requisite consent of the holders of all other Material Indebtedness of Clearway Operating LLC that is guaranteed by such Subsidiary Guarantor at that time outstanding to the release of such Subsidiary Guarantor’s Guarantee of all Obligations with respect to all such other Material Indebtedness that is guaranteed by such Subsidiary Guarantor at that time; or
(c) if Clearway Operating LLC has Indebtedness outstanding under the Credit Agreement at that time, upon the release of such Subsidiary Guarantor’s Guarantee of all Obligations of Clearway Operating LLC under the Credit Agreement, or, if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, upon the release of such Subsidiary Guarantor’s Guarantee of all Obligations with respect to all other Material Indebtedness of Clearway Operating LLC at that time outstanding.
Optional Redemption
On or after August 15, 2019, Clearway Operating LLC may on any one or more occasions redeem all or a part of the notes upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, on the notes redeemed, to the applicable redemption date, if redeemed during the 12-month period beginning on August 15 of the years indicated below, subject to the rights of holders of notes on the relevant record date to receive interest on the relevant interest payment date.

Year	Percentage
2019	102.688
2020	101.792%
2021	100.896%
2022 and thereafter	100.00%

Clearway Operating LLC and its affiliates are not prohibited, however, from acquiring the notes in market transactions by means other than a redemption, whether pursuant to a tender offer or otherwise, assuming such action does not otherwise violate the indenture.
Mandatory Redemption
Clearway Operating LLC is not required to make mandatory redemption or sinking fund payments with respect to the notes.
Repurchase at the Option of Holders
Change of Control Triggering Event
If a Change of Control Triggering Event occurs, each holder of notes will have the right to require Clearway Operating LLC to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s notes pursuant to a Change of Control Offer on the terms set forth in the indenture.
In the Change of Control Offer, Clearway Operating LLC will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest, if any, on the notes to the date of purchase, subject to the rights of holders of the notes on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control Triggering Event, Clearway Operating LLC will mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase notes on the Change of Control Payment Date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the indenture and described in such notice. Clearway Operating LLC will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the indenture, Clearway Operating LLC will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the indenture by virtue of such compliance.
On the Change of Control Payment Date, Clearway Operating LLC will, to the extent lawful:
(1) accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer;
(2) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all notes or portions of notes properly tendered; and
(3) deliver or cause to be delivered to the trustee the notes properly accepted together with an officers’ certificate stating the aggregate principal amount of notes or portions of notes being purchased by Clearway Operating LLC.
The paying agent will promptly mail to each holder of notes properly tendered the Change of Control Payment for the notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any; provided that each new note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Clearway Operating LLC will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
The provisions described above that require Clearway Operating LLC to make a Change of Control Offer following a Change of Control Triggering Event are applicable whether or not any other provisions of the indenture are applicable.
Except as described above with respect to a Change of Control Triggering Event, the indenture does not contain provisions that permit the holders of the notes to require that Clearway Operating LLC repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.
Clearway Operating LLC will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by Clearway Operating LLC and purchases all notes properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to the indenture as described above under the caption “—Optional Redemption,” unless and until there is a default in payment of the applicable redemption price. A Change of Control Offer may be made in advance of a Change of Control Triggering Event, with the obligation to pay and the timing of payment conditioned upon the occurrence of a Change of Control Triggering Event, if a definitive agreement to effect a Change of Control is in place at the time the Change of Control Offer is made.
The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Clearway Operating LLC and its Subsidiaries taken as a whole. There is a limited body of case law interpreting the phrase “substantially all,” and there is no precise established definition of the phrase under Applicable Law. Accordingly, the ability of a holder of notes to require Clearway Operating LLC to repurchase its notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Clearway Operating LLC and its Subsidiaries taken as a whole to another Person or group may be uncertain.
Selection and Notice
If less than all of the notes are to be redeemed at any time, the trustee for the notes will select notes for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange requirements.
No notes of $2,000 or less can be redeemed in part. Notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each holder of notes to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the notes or a satisfaction and discharge of the indenture. Any redemption notice may, in Clearway Operating LLC’s discretion, be subject to the satisfaction of one or more conditions precedent. If a redemption notice is subject to satisfaction of one or more conditions precedent, such notice will state that, at Clearway Operating LLC’s discretion, the redemption date may be delayed until such time as any or all such conditions are satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions have not been satisfied by the redemption date, or by the redemption date so delayed.
If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount of that note that is to be redeemed. A new note in principal amount equal to the unredeemed portion of the original note will be issued in the name of the holder of notes upon cancellation of the original note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on notes or portions of them called for redemption so long as Clearway Operating LLC has deposited with the paying agent funds sufficient to pay the principal of, plus accrued and unpaid interest and premium, if any, on, the notes to be redeemed.
Certain Covenants
Liens
Clearway Operating LLC will not, and will not permit any Subsidiary Guarantor, to create or permit to exist any Lien upon any Principal Property owned by Clearway Operating LLC or any Subsidiary Guarantor or upon any Equity Interests issued by, or Indebtedness of, any direct or indirect Subsidiary of Clearway Operating LLC to secure any Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor without providing for the notes to be equally and ratably secured with (or prior to) any and all such Indebtedness and any other Indebtedness similarly entitled to be equally and ratably secured, for so long as such Indebtedness is so secured; provided, however, that this restriction will not apply to, or prevent the creation or existence of:
(1) Liens securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor under one or more Credit Facilities in an aggregate principal amount pursuant to this clause (1), measured as of the date of creation of any such Lien and the date of incurrence of any such Indebtedness, not exceeding the greatest of (a) 20% of Total Assets, (b) $1.0 billion and (c) 2.5 times Adjusted LTM CAFD;
(2) Existing Liens;
(3) Liens securing Indebtedness of any Person that (a) is acquired by Clearway Operating LLC or any of its Subsidiaries after the date of the indenture, (b) is merged or amalgamated with or into Clearway Operating LLC or any of its Subsidiaries after the date of the indenture or (c) becomes consolidated in the financial statements of Clearway Operating LLC or any of its Subsidiaries after the date of the indenture in accordance with GAAP; provided, however, that in each case contemplated by this clause (3), such Indebtedness was not incurred in contemplation of such acquisition, merger, amalgamation or consolidation and is only secured by Liens on the Equity Interests and assets of, the Person (and Subsidiaries of the Person) acquired by, or merged or amalgamated with or into, or consolidated in the financial statements of, Clearway Operating LLC or any of its Subsidiaries;
(4) Liens securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor incurred to finance (whether prior to or within 365 days after) the acquisition, construction or improvement of assets (whether through the direct purchase of assets or through the purchase of the Equity Interests of any Person owning such assets or through an acquisition of any such Person by merger); provided, however, that such Indebtedness is only secured by Liens on the Equity Interests and assets acquired, constructed or improved in such financing;
(5) Liens in favor of Clearway Operating LLC or any of its Subsidiaries;
(6) Liens securing Hedging Obligations; provided that such agreements were not entered into for speculative purposes (as determined by Clearway Operating LLC in its reasonable discretion acting in good faith);
(7) Liens relating to current or future escrow arrangements securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor;
(8) Liens to secure Environmental CapEx Debt or Necessary CapEx Debt that encumber only the assets purchased, installed or otherwise acquired with the proceeds of such Environmental CapEx Debt or Necessary CapEx Debt;
(9) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of Clearway Operating LLC or any Guarantor, including rights of offset and set-off;
(10) Refinancing Liens;
(11) Liens on the stock or assets of Project Subsidiaries securing Project Debt of one or more Project Subsidiaries;
(12) Liens on cash and cash equivalents securing Indebtedness incurred to finance an acquisition of assets or a business or multiple businesses; provided, that within 180 days from the date the related Indebtedness was Incurred, such cash or cash equivalents are used to (a) fund the acquisition (or a similar transaction), including any related fees and expenses, and the related Indebtedness is (1) secured by Liens otherwise permitted under this covenant or (2) unsecured; or (b) retire or repay the Indebtedness that it secures and to pay any related fees and expenses; and
(13) other Liens, in addition to those permitted in clauses (1) through (12) above, securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor having an aggregate principal amount, measured as of the date of creation of any such Lien and the date of incurrence of any such Indebtedness, not to exceed the greater of (i) 2.0% of Total Assets and (ii) $100.0 million.
Liens securing Indebtedness under the Credit Agreement existing on the date of the indenture will be deemed to have been incurred on such date in reliance on the exception provided by clause (1) above. For purposes of determining compliance with this “Liens” covenant, in the event that a proposed Lien meets the criteria of more than one of the categories of Liens described in clauses (1) through (13) above, Clearway Operating LLC will be permitted to classify such Lien on the date of its incurrence, or later reclassify all or a portion of such Lien, in any manner that complies with this covenant.
If Clearway Operating LLC or any Subsidiary Guarantor proposes to create or permit to exist any Lien upon any Principal Property owned by Clearway Operating LLC or any Subsidiary Guarantor or upon any Equity Interests or Indebtedness of any direct or indirect Subsidiary of Clearway Operating LLC to secure any Indebtedness, other than as permitted by clauses (1) through (13) of the previous paragraph, Clearway Operating LLC will give prior written notice thereof to the trustee, who will give notice to the holders of notes, and Clearway Operating LLC will further agree, prior to or simultaneously with the creation of such Lien, effectively to secure all the notes equally and ratably with (or prior to) such other Indebtedness, for so long as such other Indebtedness is so secured.
Merger, Consolidation or Sale of Assets
Neither the Parent Guarantor nor Clearway Operating LLC will, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Parent Guarantor or Clearway Operating LLC is the surviving Person); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Parent Guarantor or the Parent Guarantor and its Subsidiaries taken as a whole or Clearway Operating LLC or Clearway Operating LLC and its Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:
(1) either: (a) the Parent Guarantor or Clearway Operating LLC, as the case may be, is the surviving Person; or (b) the Person formed by or surviving any such consolidation or merger (if other than the Parent Guarantor or Clearway Operating LLC, as the case may be) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that if the Person is a partnership or limited liability company, then a corporation wholly owned by such Person organized or existing under the laws of the United States, any state of the United States or the District of Columbia that does not and will not have any material assets or operations shall become a co-issuer of the notes pursuant to a supplemental indenture duly executed by the trustee;
(2) the Person formed by or surviving any such consolidation or merger (if other than the Parent Guarantor or Clearway Operating LLC, as the case may be) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Parent Guarantor or Clearway Operating LLC, as the case may be, under the notes and the indenture pursuant to a supplemental indenture or other documents and agreements reasonably satisfactory to the trustee; and
(3) immediately after such transaction, no Default or Event of Default exists.
In addition, neither the Parent Guarantor nor Clearway Operating LLC may, directly or indirectly, lease all or substantially all of its and its respective Subsidiaries’ properties or assets, in one or more related transactions, to any other Person.
This “Merger, Consolidation or Sale of Assets” covenant will not apply to (1) a merger of the Parent Guarantor or Clearway Operating LLC, as the case may be, with an Affiliate solely for the purpose of reforming the Parent Guarantor or Clearway Operating LLC, as the case may be, in another jurisdiction or forming a direct or indirect holding company of Clearway Operating LLC that is a Wholly Owned Subsidiary of the Parent Guarantor; and (2) any sale, transfer, assignment, conveyance, lease or other disposition of assets between or among the Parent Guarantor, Clearway Operating LLC and their respective Subsidiaries, including by way of merger or consolidation.
Additional Guarantees
If,
(1) Clearway Operating LLC or any of its Subsidiaries acquires or creates another Wholly Owned Subsidiary after the issue date and such Wholly Owned Subsidiary Guarantees any Obligations of Clearway Operating LLC under the Credit Agreement, or
(2) any Wholly Owned Subsidiary of Clearway Operating LLC that does not currently Guarantee any Obligations of Clearway Operating LLC under the Credit Agreement subsequently Guarantees any Obligations of Clearway Operating LLC under the Credit Agreement, or
(3) if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, any Wholly Owned Subsidiary of Clearway Operating LLC (including any newly acquired or created Wholly Owned Subsidiary) Guarantees any Obligations with respect to any other Material Indebtedness of Clearway Operating LLC, then such newly acquired or created Wholly Owned Subsidiary or Wholly Owned Subsidiary that subsequently fully and unconditionally Guarantees obligations under the Credit Agreement or other Material Indebtedness of Clearway Operating LLC, as the case may be, will become a Guarantor of the notes and execute a supplemental indenture and deliver an opinion of counsel satisfactory to the trustee within 30 business days of the date on which it was acquired or created or guaranteed other Material Indebtedness of Clearway Operating LLC, as the case may be.
Reports
Whether or not required by the Commission’s rules and regulations, so long as any notes are outstanding, Clearway Operating LLC will furnish or cause to be furnished to the holders of notes or cause the trustee to furnish to the holders of notes, within the time periods (including any extensions thereof) specified in the Commission’s rules and regulations:
(1) all quarterly and annual reports that would be required to be filed with the Commission on Forms 10-Q and 10-K if Clearway Operating LLC were required to file such reports; and
(2) all current reports that would be required to be filed with the Commission on Form 8-K if Clearway Operating LLC were required to file such reports, provided, however, that the quarterly report for the period ended June 30, 2014 was not required to be furnished prior to 45 days after the issue date.
All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K will include a report on Clearway Operating LLC’s consolidated financial statements by Clearway Operating LLC’s independent registered public accounting firm. In addition, Clearway Operating LLC will file a copy of each of the reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the Commission will not accept such a filing). To the extent such filings are made, the reports will be deemed to be furnished to the trustee and holders of notes.
If Clearway Operating LLC is not subject to the periodic reporting requirements of the Exchange Act for any reason, Clearway Operating LLC will nevertheless continue filing the reports specified in the preceding paragraph with the Commission within the time periods specified above unless the Commission will not accept such a filing. Clearway Operating LLC agrees that it will not take any action for the purpose of causing the Commission not to accept any such filings. If, notwithstanding the foregoing, the Commission will not accept Clearway Operating LLC’s filings for any reason, Clearway Operating LLC will post the reports referred to in the preceding paragraph on Clearway Inc.’s website within the time periods that would apply if Clearway Operating LLC were required to file those reports with the Commission.
So long as the Parent Guarantor continues to own, directly or indirectly, all of the Equity Interests of Clearway Operating LLC, the Parent Guarantor may elect to prepare and file and furnish the quarterly, annual and current reports and consolidated financial statements referred to above in respect of the Parent Guarantor and such reports and consolidated financial statements will be deemed to satisfy the obligations of Clearway Operating LLC under this reporting covenant.
In addition, Clearway Operating LLC, the Parent Guarantor and the Subsidiary Guarantors agree that, for so long as any notes remain outstanding, at any time they are not required to file the reports required by the preceding paragraphs with the Commission, they will furnish to the holders of the notes and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
Holding Company Status
The Parent Guarantor will not engage in any business, activity or transaction or own any interest (fee, leasehold or otherwise) in any real property, or incur, assume, or suffer to exist any Indebtedness other than:
(1) the ownership of debt or equity interests in Clearway Operating LLC;
(2) maintaining its corporate existence;
(3) participating in tax, accounting and other administrative activities as the parent of a consolidated group of companies, including Clearway Operating LLC;
(4) making distributions to holders of its debt or equity interests or to Clearway Operating LLC or any Subsidiary of Clearway Operating LLC;
(5) the performance of its obligations under the Exchange Agreement and similar agreements;
(6) issuing a Guarantee in respect of, or otherwise becoming liable with respect to, Indebtedness incurred by Clearway Inc., Clearway Operating LLC or any Subsidiary of Clearway Operating LLC and the execution and delivery of any agreements related to the foregoing, including credit agreements, indentures, security agreements, notes and registration rights agreements;
(7) issuing equity securities and/or issuing or incurring Indebtedness, including to finance acquisitions; and
(8) activities incidental to the businesses or activities described in clauses (1) through (7) above.
Events of Default and Remedies
Each of the following is an Event of Default with respect to the notes:
(1) default for 30 days in the payment when due of interest on the notes;
(2) default in payment when due of the principal of, or premium, if any, on the notes;
(3) failure by Clearway Operating LLC or any Guarantor for 45 days after written notice given by the trustee or holders, to comply with any of the other agreements in the indenture;
(4) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Clearway Operating LLC or any Guarantor (or the payment of which is guaranteed by Clearway Operating LLC or any Guarantor) whether such Indebtedness or guarantee now exists, or is created after the issue date, if that default:
(a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or
(b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, exceeds the greater of (i) 1.5% of Total Assets and (ii) $75.0 million;
provided that this clause (4) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to a Person that is not an Affiliate of Clearway Operating LLC; and (ii) Non-Recourse Debt of Clearway Operating LLC or any of its Subsidiaries (except to the extent that Clearway Operating LLC or any Guarantors that are not parties to such Non-Recourse Debt become directly or indirectly liable, including pursuant to any contingent obligation, for any such Non-Recourse Debt and such liability, individually or in the aggregate, exceeds the greater of (i) 1.5% of Total Assets and (ii) $75.0 million);
(5) one or more judgments for the payment of money in an aggregate amount in excess of the greater of (i) 1.5% of Total Assets and (ii) $75.0 million (excluding therefrom any amount reasonably expected to be covered by insurance) shall be rendered against Clearway Operating LLC or any Guarantor or Guarantors or any combination thereof and the same shall not have been paid, discharged or stayed for a period of 60 days after such judgment became final and non-appealable;
(6) except as permitted by the indenture, any Guarantee shall be held in any final and non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or any group of Guarantors) that, if Subsidiaries of Clearway Operating LLC, would constitute a Significant Subsidiary, or any Person acting on behalf of any Guarantor (or any group of Guarantors) that, if Subsidiaries of Clearway Operating LLC, would constitute a Significant Subsidiary, shall deny or disaffirm its or their obligations under its or their Guarantee(s); and
(7) certain events of bankruptcy or insolvency described in the indenture with respect to Clearway Operating LLC or any Guarantor that, if a Subsidiary of Clearway Operating LLC, would constitute a Significant Subsidiary or any group of Guarantors that, if Subsidiaries of Clearway Operating LLC, taken together, would constitute a Significant Subsidiary.
In the case of an Event of Default with respect to the notes arising from certain events of bankruptcy or insolvency with respect to Clearway Operating LLC, any Guarantor or any group of Guarantors that, if subsidiaries of Clearway Operating LLC, taken together, would constitute a Significant Subsidiary, all such notes that are outstanding will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of such notes that are outstanding may declare all the notes to be due and payable immediately.
Subject to certain limitations, holders of a majority in principal amount of the notes that are then outstanding may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a Default or Event of Default relating to the payment of principal or interest.
Subject to the provisions of the indenture relating to the duties of the trustee, in case an Event of Default occurs and is continuing under the indenture, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of the notes unless such holders have offered to the trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no holder of a note may pursue any remedy with respect to the indenture unless:
(1) such holder has previously given the trustee notice that an Event of Default is continuing;
(2) holders of at least 25% in aggregate principal amount of the notes that are then outstanding have requested the trustee to pursue the remedy;
(3) such holders have offered the trustee reasonable security or indemnity against any loss, liability or expense;
(4) the trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and
(5) holders of a majority in aggregate principal amount of the notes that are then outstanding have not given the trustee a direction inconsistent with such request within such 60-day period.
The holders of a majority in aggregate principal amount of the notes then outstanding by notice to the trustee may, on behalf of the holders of the notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, such notes.
Clearway Operating LLC is required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, Clearway Operating LLC is required to deliver to the trustee a statement specifying such Default or Event of Default.
No Personal Liability of Directors, Officers, Employees and Stockholders
No director, officer, employee, incorporator, stockholder, member or unitholder of Clearway Operating LLC or any Guarantor, as such, has any liability for any obligations of Clearway Operating LLC or the Guarantors under the notes, the indenture or the Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.
Legal Defeasance and Covenant Defeasance
Clearway Operating LLC may, at its option and at any time, elect to have all of its obligations discharged with respect to the notes that are outstanding and all obligations of the Guarantors of such notes discharged with respect to their Guarantees (“Legal Defeasance”), except for:
(1) the rights of holders of the notes that are then outstanding to receive payments in respect of the principal of, or interest or premium on such notes when such payments are due from the trust referred to below;
(2) Clearway Operating LLC’s obligations with respect to the notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;
(3) the rights, powers, trusts, duties and immunities of the trustee for the notes, and Clearway Operating LLC’s and the Guarantors’ obligations in connection therewith; and
(4) the Legal Defeasance provisions of the indenture governing such notes.
In addition, Clearway Operating LLC may, at its option and at any time, elect to have the obligations of Clearway Operating LLC and the Guarantors released with respect to certain covenants (including its obligation to make Change of Control Offers) that are described in the indenture (“Covenant Defeasance”) and thereafter any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “—Events of Default and Remedies” will no longer constitute an Event of Default with respect to the notes.
In order to exercise either Legal Defeasance or Covenant Defeasance:
(1) Clearway Operating LLC must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants to pay the principal of, or interest and premium on such notes that are then outstanding on the Stated Maturity or on the applicable redemption date, as the case may be, and Clearway Operating LLC must specify whether such notes are being defeased to maturity or to a particular redemption date;
(2) in the case of Legal Defeasance, Clearway Operating LLC has delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) Clearway Operating LLC has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the issue date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;
(3) in the case of Covenant Defeasance, Clearway Operating LLC has delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;
(4) no Default or Event of Default with respect to the notes has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);
(5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than the indenture) to which Clearway Operating LLC or any of its Subsidiaries or the Parent Guarantor is a party or by which Clearway Operating LLC or any of its Subsidiaries or the Parent Guarantor is bound;
(6) Clearway Operating LLC must deliver to the trustee an officers’ certificate stating that the deposit was not made by Clearway Operating LLC with the intent of preferring the holders of the notes over the other creditors of Clearway Operating LLC with the intent of defeating, hindering, delaying or defrauding creditors of Clearway Operating LLC or others; and
(7) Clearway Operating LLC must deliver to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.
Amendment, Supplement and Waiver
Except as provided in the next two succeeding paragraphs, the indenture or the notes outstanding thereunder may be amended or supplemented with the consent of the holders of at least a majority in principal amount of notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes), and any existing default or compliance with any provision of the indenture or the notes outstanding thereunder may be waived with the consent of the holders of a majority in principal amount of the notes that are then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes).
Without the consent of each holder of notes affected, an amendment or waiver may not (with respect to any such notes held by a non-consenting holder):
(1) reduce the principal amount of such notes whose holders must consent to an amendment, supplement or waiver;
(2) reduce the principal of or change the fixed maturity of any such note or alter the provisions with respect to the redemption of such notes (other than provisions relating to the covenants described above under the caption “—Repurchase at the Option of Holders” and provisions relating to the number of days of notice to be given in the event of a redemption);
(3) reduce the rate of or change the time for payment of interest on any such note;
(4) waive a Default or Event of Default in the payment of principal of, or interest or premium on such notes (except a rescission of acceleration of such notes by the holders of at least a majority in aggregate principal amount of such notes and a waiver of the payment default that resulted from such acceleration);
(5) make any such note payable in currency other than that stated in such notes;
(6) make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of such notes to receive payments of principal of, or interest or premium on such notes;
(7) waive a redemption payment with respect to any such note (other than a payment required by one of the covenants described above under the caption “—Repurchase at the Option of Holders”); or
(8) make any change in the preceding amendment and waiver provisions.
Notwithstanding the preceding, without the consent of any holder of notes, Clearway Operating LLC, the Guarantors and the trustee may amend or supplement the indenture or the notes:
(1) to cure any ambiguity, mistake, defect or inconsistency;
(2) to provide for uncertificated notes in addition to or in place of certificated notes;
(3) to provide for the assumption of Clearway Operating LLC’s obligations to holders of notes in the case of a merger or consolidation or sale of all or substantially all of Clearway Operating LLC’s assets;
(4) to make any change that would provide any additional rights or benefits to the holders of notes or that does not adversely affect the legal rights under any indenture of any such holder;
(5) to comply with requirements of the Commission in order to effect or maintain the qualification of any indenture under the Trust Indenture Act;
(6) to conform the text of the indenture or the notes to any provision of the “Description of the Notes” in the offering memorandum of Clearway Operating LLC dated July 31, 2014;”
(7) to evidence and provide for the acceptance and appointment under the indenture of a successor trustee pursuant to the requirements thereof;
(8) to provide for the issuance of additional notes in accordance with the limitations set forth in the indenture as of the date hereof; or
(9) to allow any Guarantor to execute a supplemental indenture and/or a Subsidiary Guarantee with respect to the notes.
Satisfaction and Discharge
The indenture will be discharged and will cease to be of further effect as to all notes issued thereunder, when:
(1) either:
(a) all such notes that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and thereafter repaid to Clearway Operating LLC, have been delivered to the trustee for such notes for cancellation; or
(b) all such notes that have not been delivered to the trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year and Clearway Operating LLC or any Guarantor has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the notes not delivered to the trustee for cancellation for principal, premium and accrued interest to the date of maturity or redemption;
(2) no Default or Event of Default under such indenture has occurred and is continuing on the date of the deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) and the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which Clearway Operating LLC or any Guarantor is a party or by which Clearway Operating LLC or any Guarantor is bound;
(3) Clearway Operating LLC or any Guarantor has paid or caused to be paid all sums payable by it under the indenture; and
(4) Clearway Operating LLC has delivered irrevocable instructions to the trustee under the indenture to apply the deposited money toward the payment of the notes at maturity or the redemption date, as the case may be.
In addition, Clearway Operating LLC must deliver an officers’ certificate and an opinion of counsel to the trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.
Concerning the Trustee
If the trustee becomes a creditor of Clearway Operating LLC or any Guarantor, the indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue (if such indenture has been qualified under the Trust Indenture Act) or resign.
The holders of a majority in principal amount of the notes that are outstanding will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to the provisions of the indenture, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of notes, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.
Certain Definitions
Set forth below are certain defined terms used in the indenture. Reference is made to the indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.
“Adjusted LTM CAFD” means, as of any date of determination (for purposes of this definition, the “Calculation Date”), the net income of Clearway Operating LLC and its Subsidiaries during the most recent four-quarter period for which financial statements are publicly available as of the Calculation Date, calculated on a consolidated basis in accordance with GAAP, adjusted (without duplication) as follows:
(1) plus, interest expense, to the extent deducted in calculating net income during such four-quarter period;
(2) plus, income tax expense, net of income tax benefit, to the extent deducted in calculating net income during such four-quarter period;
(3) plus, depreciation and amortization, to the extent deducted in calculating net income during such four-quarter period;
(4) minus equity in earnings of unconsolidated affiliates to the extent included in net income during four-quarter period;
(5) plus, cash distributions from unconsolidated affiliates, to the extent not included in net income during such four-quarter period;
(6) minus cash interest payments made by Subsidiaries of Clearway Operating LLC that were added back to net income pursuant to clause (1) above;
(7) minus cash income tax payments made by Clearway Operating LLC and its Subsidiaries that were added back to net income pursuant to clause (2) above;
(8) minus principal payments and repayments of Indebtedness made by Clearway Operating LLC’s Subsidiaries, to the extent not deducted in calculating net income during such four-quarter period;
(9) plus, any decrease or minus any increase in amounts attributable to contract amortization and any recurring changes in other assets;
(10) minus maintenance capital expenditures, to the extent not deducted in calculating net income during such four-quarter period;
(11) plus any expenses or charges related to any equity offering, investment, acquisition, disposition, recapitalization or incurrence of Indebtedness permitted to be incurred by the indenture including a refinancing thereof (whether or not successful), including such fees, expenses or charges related to the offering of the notes and the Credit Agreement, to the extent deducted in calculating net income during such four-quarter period; and
(12) plus, any professional and underwriting fees related to any equity offering, investment, acquisition, recapitalization or Indebtedness permitted to be incurred under the indenture, to the extent deducted in calculating net income during such four-quarter period.
For purposes of making the computation referred to above:
(1) investments and acquisitions that have been made by Clearway Operating LLC or any of its Subsidiaries, including through mergers or consolidations, or any Person or any of its Subsidiaries acquired by Clearway Operating LLC or any of its Subsidiaries, and including any related financing transactions and including increases in ownership of Subsidiaries, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date will be given pro forma effect (in accordance with Regulation S-X under the Securities Act, but including all Pro Forma Cost Savings) as if they had occurred on the first day of the four-quarter reference period;
(2) the Adjusted LTM CAFD attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, will be excluded;
(3) any Person that is a Subsidiary on the Calculation Date will be deemed to have been a Subsidiary at all times during such four-quarter period; and
(4) any Person that is not a Subsidiary on the Calculation Date will be deemed not to have been a Subsidiary at any time during such four-quarter period.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Applicable Laws” means, as to any Person, any law, rule, regulation, ordinance or treaty, or any determination, ruling or other directive by or from a court, arbitrator, governmental authority, independent system operator, or any other entity succeeding thereto, in each case applicable to or binding on such Person or any of its property or assets or to which such Person or any of its property or assets is subject.
“Applicable Premium” means, with respect to any note on any redemption date, the greater of:
(1) 1.0% of the principal amount of such note; or
(2) the excess (if any) of:
(a) the present value at such redemption date of (i) the redemption price of such note at August 15, 2019 (such redemption price being set forth in the table appearing above under the caption “—Optional Redemption”) plus (ii) all required interest payments due on the note through August 15, 2019 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over
(b) the then outstanding principal amount of the note.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board of Directors” means:
(1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(2) with respect to a partnership, the Board of Directors of the general partner of the partnership;
(3) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and
(4) with respect to any other Person, the board or committee of such Person serving a similar function.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.
“Capital Stock” means:
(1) in the case of a corporation, corporate stock;
(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and
(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
“Change of Control” means the occurrence of any of the following:
(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Clearway Operating LLC and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) of the Exchange Act, but excluding any employee benefit plan of Clearway Operating LLC or any of its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan);
(2) the adoption of a plan relating to the liquidation or dissolution of Clearway Inc., the Parent Guarantor or Clearway Operating LLC;
(3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above), other than (i) Clearway Inc. or (ii) a corporation owned directly or indirectly by the stockholders of Clearway Inc. in substantially the same proportion as their ownership of stock of Clearway Inc. prior to such transaction, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of Clearway Inc., measured by voting power rather than number of shares;
(4) the first day on which either (i) Clearway Inc. ceases to be the sole managing member of the Parent Guarantor or (ii) Clearway Operating LLC ceases to be a Wholly Owned Subsidiary of the Parent Guarantor; or
(5) the first day on which a majority of the members of the Board of Directors Clearway Inc. are not Continuing Directors. “Change of Control Offer” has the meaning assigned to it in the indenture governing the notes.
“Change of Control Triggering Event” means (i) a Change of Control has occurred and (ii) the notes are downgraded by both S&P and Moody’s on any date during the period commencing 60 days prior to the consummation of such Change of Control and ending 60 days following consummation of such Change of Control.
“Continuing Director” means, as of any date of determination, any member of the Board of Directors of Clearway Inc. who:
(1) was a member of such Board of Directors on the date of the indenture; or
(2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.
“Credit Agreement” means the Amended and Restated Credit Agreement, dated April 25, 2014, among Clearway Operating LLC, the Parent Guarantor, each other guarantor from time to time party thereto, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, and JPMorgan Chase Bank, N.A., Royal Bank of Canada, Bank of America, N.A. and Barclays Bank PLC, as letter of credit issuers , as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time.
“Credit Facilities” means (i) one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders or other counterparties providing for revolving credit loans, term loans, credit-linked deposits (or similar deposits) receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, (ii) debt securities sold to institutional investors and/or (iii) Hedging Obligations with any counterparties, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Environmental CapEx Debt” means Indebtedness of Clearway Operating LLC or any of its Subsidiaries incurred for the purpose of financing capital expenditures to the extent deemed reasonably necessary, as determined by Clearway Operating LLC or any of its Subsidiaries, as applicable, in good faith and pursuant to prudent judgment, to comply with applicable Environmental Laws.
“Environmental Laws” means all former, current and future federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances and codes, and legally binding decrees, judgments, directives and orders (including consent orders), in each case, relating to protection of the environment, natural resources, occupational health and safety or the presence, release of, or exposure to, hazardous materials, substances or wastes, or the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport, recycling or handling of, or the arrangement for such activities with respect to, hazardous materials, substances or wastes.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“Equity Offerings” means any public or private sale after the issue date of Capital Stock of the Parent Guarantor or Clearway Inc., the proceeds of which have been contributed to Clearway Operating LLC as common equity, other than:
(1) public offerings with respect to Clearway Inc.’s common stock registered on Form S-4 or Form S-8; and
(2) issuances to any Subsidiary of Clearway Inc.
“Exchange Agreement” means the Amended and Restated Exchange Agreement, dated as of May 14, 2015 by and among Global Infrastructure Investors III, LLC (as successor in interest to NRG Energy, Inc. pursuant to that certain Assignment and Assumption Agreement, dated as of August 31, 2018), Clearway Inc. and the Parent Guarantor and each of the other parties thereto from time to time, as amended, supplemented or otherwise modified from time to time.
“Existing Liens” means Liens on the property or assets of Clearway Operating LLC and/or any of its Subsidiaries existing on the date of the indenture securing Indebtedness of Clearway Operating LLC or any of its Subsidiaries (other than Liens incurred pursuant to clause (1) of the covenant described above under the caption “—Liens”).
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time; provided, however, that if any operating lease would be recharacterized as a capital lease due to changes in the accounting treatment of such operating leases under GAAP since the issue date, then solely with respect to the accounting treatment of any such lease, GAAP shall be interpreted as it was in effect on the issue date.
“Government Securities” means direct obligations of, or obligations guaranteed by, the United States of America (including any agency or instrumentality thereof) for the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer’s option.
“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).
“Guarantors” means each of:
(1) the Parent Guarantor;
(2) the Subsidiary Guarantors, until such time as they are released pursuant to the provisions of the indenture; and
(3) any other Person that executes a Guarantee in accordance with the provisions of the indenture, and their respective successors and assigns.
“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
(1) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements; and
(2) (i) agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates, commodity prices or commodity transportation or transmission pricing or availability; (ii) any netting arrangements, power purchase and sale agreements, fuel purchase and sale agreements, swaps, options and other agreements, in each case, that fluctuate in value with fluctuations in energy, power or gas prices; and (iii) agreements or arrangements for commercial or trading activities with respect to the purchase, transmission, distribution, sale, lease or hedge of any energy related commodity or service.
“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables, except as provided in clause (5) below), whether or not contingent:
(1) in respect of borrowed money;
(2)evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(3) in respect of banker’s acceptances;
(4) representing Capital Lease Obligations in respect of sale and leaseback transactions;
(5) representing the balance of deferred and unpaid purchase price of any property or services with a scheduled due date more than six months after such property is acquired or such services are completed; or
(6) representing the net amount owing under any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.
In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person; provided that the amount of such Indebtedness shall be deemed not to exceed the lesser of the amount secured by such Lien and the value of the Person’s property securing such Lien.
“issue date” means August 5, 2014.
“Lien” means, with respect to any asset:
(1) any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise), pledge, hypothecation, encumbrance, restriction, collateral assignment, charge or security interest in, on or of such asset;
(2) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and
(3) in the case of Equity Interests or debt securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or debt securities.
“Material Indebtedness” means, as of any date, any series of Indebtedness with an aggregate principal amount outstanding in excess of the greater of (i) 1.5% of Total Assets, as of such date, and (ii) $75.0 million.
“Moody’s” means Moody’s Investors Service, Inc. or any successor entity.
“Necessary CapEx Debt” means Indebtedness of Clearway Operating LLC or any of its Subsidiaries incurred for the purpose of financing capital expenditures (other than capital expenditures financed by Environmental CapEx Debt) that are required by Applicable Law or are undertaken for health and safety reasons. The term “Necessary CapEx Debt” does not include any Indebtedness incurred for the purpose of financing capital expenditures undertaken primarily to increase the efficiency of, expand or re-power any power generation facility.
“Non-Recourse Debt” means Indebtedness as to which neither Clearway Operating LLC, the Parent Guarantor nor any Subsidiaries of Clearway Operating LLC is liable as a guarantor or otherwise.
“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.
“Parent Guarantee” means the Guarantee by the Parent Guarantor of Clearway Operating LLC’s obligations under the indenture and on the notes, executed pursuant to the provisions of the indenture.
“Parent Guarantor” means Clearway LLC and its successors and assigns.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Principal Property” means any building, structure or other facility, and all related property, plant or equipment or other long-term assets used or useful in the ownership, development, construction or operation of such building, structure or other facility owned or leased by Clearway Operating LLC or any Guarantor and having a net book value in excess of 2.0% of Total Assets, except any such building, structure or other facility (or related property, plant or equipment) that in the opinion of the Board of Directors is not of material importance to the business conducted by Clearway Operating LLC and its consolidated Subsidiaries, taken as a whole.
“Pro Forma Cost Savings” means, without duplication, with respect to any period, reductions in costs and related adjustments that have been actually realized or are projected by Clearway Operating LLC’s Chief Financial Officer in good faith to result from reasonably identifiable and factually supportable actions or events, but only to the extent such reductions in costs and related adjustments are so projected by Clearway Operating LLC to be realized prior to the end of the consecutive four-quarter period commencing after the transaction giving rise to such calculation.
“Project Debt” means Indebtedness of one or more Project Subsidiaries incurred for the purpose of holding, constructing or acquiring power generation facilities or related or ancillary assets or properties; provided that Clearway Operating LLC is not liable with respect to such Indebtedness except to the extent of a non-recourse pledge of equity interests in one or more Project Subsidiaries.
“Project Subsidiary” means any Subsidiary of Clearway Operating LLC held for the purpose of holding, constructing or acquiring power generation facilities or related or ancillary assets or properties and any Subsidiary of Clearway Operating LLC whose assets consist primarily of equity interests in one or more other Project Subsidiaries; provided that a Subsidiary will cease to be a Project Subsidiary if it Guarantees any Indebtedness of Clearway Operating LLC other than obligations of Clearway Operating LLC related to Project Debt of one or more Project Subsidiaries.
“Refinancing Liens” means Liens granted in connection with amending, extending, modifying, renewing, replacing, refunding or refinancing in whole or in part any Indebtedness secured by Liens described in clauses (2) through (10) of the covenant described above under the caption “—Liens;” provided that Refinancing Liens do not (a) extend to property or assets other than property or assets of the type that were subject to the original Lien or (b) secure Indebtedness having a principal amount in excess of the amount of Indebtedness being extended, renewed, replaced or refinanced, plus the amount of any fees and expenses (including premiums) related to any such extension, renewal, replacement or refinancing.
“S&P” means Standard & Poor’s Ratings Group or any successor entity.
“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of the indenture.
“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the date of the indenture, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.
“Subsidiary” means, with respect to any specified Person:
(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
“Subsidiary Guarantee” means the Guarantee by each Subsidiary Guarantor of Clearway Operating LLC’s obligations under the indenture and on the notes, executed pursuant to the provisions of the indenture.
“Subsidiary Guarantors” means:
(1) each of Clearway Operating LLC’s Wholly Owned Subsidiaries that Guarantees the notes on the date of the indenture, until such time as it is released pursuant to the provisions of the indenture; and
(2) any other Subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of the indenture, and their respective successors and assigns.
“Total Assets” means, as of any date of determination, the total consolidated assets of Clearway Operating LLC and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the most recent publicly available balance sheet of Clearway Operating LLC as of such date.
“Total Secured Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of Clearway Operating LLC and the Guarantors outstanding on such date that is secured by a Lien on any property or assets of Clearway Operating LLC or any of the Guarantors (including Capital Stock of Subsidiaries of Clearway Operating LLC or Indebtedness of Subsidiaries of Clearway Operating LLC); provided that (i) Total Secured Debt will include only the amount of payments that Clearway Operating LLC or any of the Guarantors would be required to make, on the date Total Secured Debt is being determined, in the event of any early termination or similar event on such date of determination and (ii) for the avoidance of doubt, Total Secured Debt will not include the undrawn amount of any outstanding letters of credit.
“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to August 15, 2019; provided, however, that if the period from the redemption date to August 15, 2019 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.
“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
“Wholly Owned Subsidiary” means, with respect to any specified Person, a direct or indirect Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which is at the time owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

Description of Clearway Operating LLC’s 5.750% Senior Notes due 2025
The following is a description of Clearway Operating LLC’s 5.750% Senior Notes due 2025 (the “notes”) as of December 31, 2019. In this description, “Clearway Operating LLC” refers only to Clearway Energy Operating LLC and not to any of its subsidiaries or parent entities.
Clearway Operating LLC issued the notes under an indenture among Clearway Operating LLC, the Guarantors named therein and Delaware Trust Company, as trustee.
The statements under this caption relating to the indenture and the notes are summaries and are not a complete description thereof, and where reference is made to particular provisions, such provisions, including the definitions of certain terms, are qualified in their entirety by reference to all of the provisions of the indenture and the notes and those terms made part of the indenture by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The definitions of certain capitalized terms used in the following summary are set forth under the caption “—Certain Definitions.” Terms defined in this “Description of Clearway Operating LLC’s 5.750% Senior Notes due 2024” section are defined only for the purpose of this section. Certain defined terms used in this description but not defined below under “—Certain Definitions” have the meanings assigned to them in the indenture. The indenture is an exhibit to this Annual Report on Form 10-K and is incorporated by reference herein. In addition, copies of the indenture are available upon request from Clearway Inc. References in this section to any subsections are references only to subsections of this section.
The registered holder of a note is treated as the owner of it for all purposes. Only registered holders of notes have rights under the indenture.
Brief Description of the Notes
The notes:

•	are general unsecured obligations of Clearway Operating LLC;

•	are pari passu in right of payment with all existing and future senior Indebtedness of Clearway Operating LLC, including Clearway Operating LLC’s Indebtedness under the Credit Agreement;

•	are senior in right of payment to any future subordinated Indebtedness of Clearway Operating LLC; and

•	are unconditionally guaranteed on a joint and several basis by the Guarantors.
The notes are effectively subordinated to all borrowings under the Credit Agreement, which is secured by substantially all of the assets of Clearway Operating LLC and the Guarantors, and any other secured Indebtedness (including any secured Hedging Obligations) of Clearway Operating LLC or the Guarantors, in each case to the extent of the value of the assets that secure the Credit Agreement or such other secured Indebtedness.
The Parent Guarantor
The notes are guaranteed by Clearway LLC (the “Parent Guarantor”). The Parent Guarantee of the notes:

•	is a general unsecured obligation of the Parent Guarantor;

•	is pari passu in right of payment with all existing and future senior Indebtedness of the Parent Guarantor, including the Parent Guarantor’s guarantee under the Credit Agreement; and

•	is senior in right of payment to any future subordinated Indebtedness of the Parent Guarantor.
However, the Parent Guarantor’s guarantee of the notes is effectively subordinated to the Parent Guarantor’s guarantee under the Credit Agreement and any other secured Indebtedness of the Parent Guarantor (including any secured Hedging Obligations), in each case, to the extent of the value of the assets of the Parent Guarantor that secure the Credit Agreement or such other secured Indebtedness.
The Subsidiary Guarantors
In addition to the Parent Guarantee, the notes are guaranteed by each Wholly Owned Subsidiary of Clearway Operating LLC that guarantees any obligations of Clearway Operating LLC under the Credit Agreement of Clearway Operating LLC. Each Subsidiary Guarantee of the notes:

•	is a general unsecured obligation of the Subsidiary Guarantor;

•	is pari passu in right of payment with all existing and future senior Indebtedness of that Subsidiary Guarantor, including such Subsidiary Guarantor’s guarantee under the Credit Agreement; and

•	is senior in right of payment to any future subordinated Indebtedness of that Subsidiary Guarantor.
However, each Subsidiary Guarantor’s guarantee of the notes is effectively subordinated to such Subsidiary Guarantor’s guarantee under the Credit Agreement and any other secured Indebtedness of such Subsidiary Guarantor (including any secured Hedging Obligations), in each case, to the extent of the value of the assets of such Subsidiary Guarantor that secure the Credit Agreement or such other secured Indebtedness.
The operations of Clearway Operating LLC are primarily conducted through its subsidiaries and, therefore, Clearway Operating LLC depends on the cash flow of its subsidiaries to meet its obligations, including its obligations under the notes. Not all of Clearway Operating LLC’s subsidiaries guarantee the notes. The notes are effectively subordinated in right of payment to all Indebtedness and other liabilities and commitments (including trade payables, lease obligations, project financing and other indebtedness for borrowed money and Hedging Obligations) of these non-guarantor subsidiaries. Any right of Clearway Operating LLC to receive assets of any of its subsidiaries upon the subsidiary’s liquidation or reorganization (and the consequent right of the holders of notes to participate in those assets) is effectively subordinated to the claims of that subsidiary’s creditors, except to the extent that Clearway Operating LLC is itself recognized as a creditor of the subsidiary, in which case its claims would still be subordinated in right of payment to any security in the assets of the subsidiary and any indebtedness of the subsidiary senior to that held by Clearway Operating LLC.
Principal, Maturity and Interest
Clearway Operating LLC issued $600.0 million aggregate principal amount of notes on the issue date. Clearway Operating LLC may issue additional notes of the same series under the indenture from time to time after the issue date. Any issuance of additional notes is subject to all of the covenants in the indenture. The notes and any additional notes of the same series subsequently issued under the indenture are treated as a single class for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.
Clearway Operating LLC issued notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The notes will mature on October 15, 2025.
Interest accrues at the rate of 5.750% per annum and is payable semi-annually in arrears on April 15 and October 15 of each year. Clearway Operating LLC makes each interest payment to the holders of record on the immediately preceding April 1 and October 1, respectively.
Interest on the notes accrues from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.
Methods of Receiving Payments on the Notes
If a holder of notes has given wire transfer instructions to Clearway Operating LLC, Clearway Operating LLC pays or causes to be paid all principal, interest and premium on that holder’s notes in accordance with those instructions. All other payments on notes are made at the office or agency of the paying agent and registrar within the City and State of New York unless Clearway Operating LLC elects to make interest payments by check mailed to the holders of the notes at their address set forth in the register of holders.
Paying Agent and Registrar for the Notes
The trustee acts as paying agent and registrar. Clearway Operating LLC may change the paying agent or registrar without prior notice to the holders of the notes, and Clearway Operating LLC or any of its Subsidiaries or parent entities may act as paying agent or registrar.
Transfer and Exchange
A holder may transfer or exchange notes in accordance with the provisions of the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of notes. Holders of the notes will be required to pay all taxes due on transfer. Clearway Operating LLC is not required to transfer or exchange any note selected for redemption. Also, Clearway Operating LLC is not required to transfer or exchange any note for a period of 15 days before a selection of notes to be redeemed.
Parent Guarantee
Clearway Operating LLC’s payment obligations under the notes are guaranteed on a full and unconditional basis by the Parent Guarantor. The obligations of the Parent Guarantor under the Parent Guarantee are limited as necessary to prevent the Parent Guarantee from constituting a fraudulent conveyance under Applicable Law.
Subsidiary Guarantees
Clearway Operating LLC’s payment obligations under the notes are guaranteed on a full and unconditional basis by each of the Subsidiary Guarantors. These Subsidiary Guarantees are joint and several obligations of the Subsidiary Guarantors. The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee are limited as necessary to prevent that Subsidiary Guarantee from constituting a fraudulent conveyance under Applicable Law.
The Subsidiary Guarantee of a Subsidiary Guarantor will be released automatically:
(1) in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) Clearway Operating LLC or a Subsidiary of Clearway Operating LLC;
(2) in connection with any sale or other disposition of Capital Stock of that Subsidiary Guarantor to a Person that is not (either before or after giving effect to such transaction) Clearway Operating LLC or a Subsidiary of Clearway Operating LLC, if following such sale or other disposition, that Subsidiary Guarantor is no longer a direct or indirect Subsidiary of Clearway Operating LLC;
(3) upon repayment in full of the notes;
(4) upon defeasance or satisfaction and discharge of the notes as provided below under the captions “—Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge;”
(5) upon a dissolution of a Subsidiary Guarantor that is permitted under the indenture; or
(6) otherwise with respect to the Guarantee of any Subsidiary Guarantor:
(a) upon the prior consent of holders of at least a majority in aggregate principal amount of the notes then outstanding;
(b) if Clearway Operating LLC has Indebtedness outstanding under the Credit Agreement at that time, upon the consent of the requisite lenders under the Credit Agreement to the release of such Subsidiary Guarantor’s Guarantee of all Obligations under the Credit Agreement, or, if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, upon the requisite consent of the holders of all other Material Indebtedness of Clearway Operating LLC that is guaranteed by such Subsidiary Guarantor at that time outstanding to the release of such Subsidiary Guarantor’s Guarantee of all Obligations with respect to all such other Material Indebtedness that is guaranteed by such Subsidiary Guarantor at that time; or
(c) if Clearway Operating LLC has Indebtedness outstanding under the Credit Agreement at that time, upon the release of such Subsidiary Guarantor’s Guarantee of all Obligations of Clearway Operating LLC under the Credit Agreement, or, if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, upon the release of such Subsidiary Guarantor’s Guarantee of all Obligations with respect to all other Material Indebtedness of Clearway Operating LLC at that time outstanding.
Optional Redemption
At any time prior to October 15, 2021, Clearway Operating LLC may on any one or more occasions redeem up to 35% of the aggregate principal amount of the notes, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price equal to 105.750% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if any, to the redemption date, with an amount equal to the net cash proceeds of one or more Equity Offerings, subject to the rights of holders of the notes on the relevant record date to receive interest due on the relevant interest payment date; provided that:
(1) at least 65% of the aggregate principal amount of the notes issued on the isue date (excluding notes held by Clearway Operating LLC, its Subsidiaries and parent entities) remains outstanding immediately after the occurrence of such redemption; and
(2) the redemption occurs within 180 days of the date of the closing of such Equity Offering.
At any time prior to October 15, 2021, Clearway Operating LLC may on any one or more occasions redeem all or a part of the notes, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, the redemption date, subject to the rights of holders of notes on the relevant record date to receive interest due on the relevant interest payment date.
Except pursuant to the preceding paragraphs, the notes will not be redeemable at Clearway Operating LLC’s option prior to October 15, 2021.
On or after October 15, 2021, Clearway Operating LLC may on any one or more occasions redeem all or a part of the notes upon not less than 15 nor more than 60 days’ prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, on the notes redeemed, to the applicable redemption date, if redeemed during the 12-month period beginning on October 15 of the years indicated below, subject to the rights of holders of notes on the relevant record date to receive interest on the relevant interest payment date.

Year	Percentage
2021	102.875%
2022	101.437%
2023 and thereafter	100.000%

Clearway Operating LLC and its affiliates are not prohibited, however, from acquiring the notes in market transactions by means other than a redemption, whether pursuant to a tender offer or otherwise, assuming such action does not otherwise violate the indenture.
Mandatory Redemption
Clearway Operating LLC is not required to make mandatory redemption or sinking fund payments with respect to the notes.
Repurchase at the Option of Holders
Change of Control Triggering Event
If a Change of Control Triggering Event occurs, each holder of notes will have the right to require Clearway Operating LLC to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s notes pursuant to a Change of Control Offer on the terms set forth in the indenture.
In the Change of Control Offer, Clearway Operating LLC will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest, if any, on the notes to the date of purchase, subject to the rights of holders of the notes on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control Triggering Event, Clearway Operating LLC will mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase notes on the Change of Control Payment Date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the indenture and described in such notice. Clearway Operating LLC will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the indenture, Clearway Operating LLC will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the indenture by virtue of such compliance.
On the Change of Control Payment Date, Clearway Operating LLC will, to the extent lawful:
(1) accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer;
(2) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all notes or portions of notes properly tendered; and
(3) deliver or cause to be delivered to the trustee the notes properly accepted together with an officers’ certificate stating the aggregate principal amount of notes or portions of notes being purchased by Clearway Operating LLC.
The paying agent will promptly distribute to each holder of notes properly tendered the Change of Control Payment for the notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any; provided that each new note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Clearway Operating LLC will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
The provisions described above that require Clearway Operating LLC to make a Change of Control Offer following a Change of Control Triggering Event are applicable whether or not any other provisions of the indenture are applicable.
Except as described above with respect to a Change of Control Triggering Event, the indenture does not contain provisions that permit the holders of the notes to require that Clearway Operating LLC repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.
Clearway Operating LLC will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by Clearway Operating LLC and purchases all notes properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to the indenture as described above under the caption “—Optional Redemption,” unless and until there is a default in payment of the applicable redemption price. A Change of Control Offer may be made in advance of a Change of Control Triggering Event, with the obligation to pay and the timing of payment conditioned upon the occurrence of a Change of Control Triggering Event, if a definitive agreement to effect a Change of Control is in place at the time the Change of Control Offer is made.
If holders of not less than 90.0% in aggregate principal amount of the outstanding notes validly tender and not withdraw such notes in a Change of Control Offer and Clearway Operating LLC, or any third party making a Change of Control Offer in lieu of Clearway Operating LLC as described above, purchases all of the notes validly tendered and not withdrawn by such holders, all of the Holders of the Notes will be deemed to have validly tendered their notes and not withdrawn and, accordingly, Clearway Operating LLC will have the right, upon not less than 15 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer, to redeem all notes that remain outstanding following such purchase at a redemption price in cash equal to the applicable Change of Control Payment, plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest, if any, to the date of redemption.
The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Clearway Operating LLC and its Subsidiaries taken as a whole. There is a limited body of case law interpreting the phrase “substantially all,” and there is no precise established definition of the phrase under Applicable Law. Accordingly, the ability of a holder of notes to require Clearway Operating LLC to repurchase its notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Clearway Operating LLC and its Subsidiaries taken as a whole to another Person or group may be uncertain.
Selection and Notice
If less than all of the notes are to be redeemed at any time, the trustee for the notes will select notes for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange requirements.
No notes of $2,000 or less can be redeemed in part. Notices of redemption will be mailed by first class mail at least 15 but not more than 60 days before the redemption date to each holder of notes to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the notes or a satisfaction and discharge of the indenture. Any redemption notice may, in Clearway Operating LLC’s discretion, be subject to the satisfaction of one or more conditions precedent. If a redemption notice is subject to satisfaction of one or more conditions precedent, such notice will state that, at Clearway Operating LLC’s discretion, the redemption date may be delayed until such time as any or all such conditions are satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions have not been satisfied by the redemption date, or by the redemption date so delayed.
If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount of that note that is to be redeemed. A new note in principal amount equal to the unredeemed portion of the original note will be issued in the name of the holder of notes upon cancellation of the original note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on notes or portions of them called for redemption so long as Clearway Operating LLC has deposited with the paying agent funds sufficient to pay the principal of, plus accrued and unpaid interest and premium, if any, on, the notes to be redeemed.
Certain Covenants
Liens
Clearway Operating LLC will not, and will not permit any Subsidiary Guarantor, to create or permit to exist any Lien upon any Principal Property owned by Clearway Operating LLC or any Subsidiary Guarantor or upon any Equity Interests issued by, or Indebtedness of, any direct or indirect Subsidiary of Clearway Operating LLC to secure any Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor without providing for the notes to be equally and ratably secured with (or prior to) any and all such Indebtedness and any other Indebtedness similarly entitled to be equally and ratably secured, for so long as such Indebtedness is so secured; provided, however, that this restriction will not apply to, or prevent the creation or existence of:
(1) Liens securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor under one or more Credit Facilities in an aggregate principal amount pursuant to this clause (1), measured as of the date of creation of any such Lien and the date of incurrence of any such Indebtedness, not exceeding the greatest of (a) 20% of Total Assets, (b) $1.0 billion and (c) 2.5 times Adjusted LTM CAFD;
(2) Existing Liens;
(3) Liens securing Indebtedness of any Person that (a) is acquired by Clearway Operating LLC or any of its Subsidiaries after the date of the indenture, (b) is merged or amalgamated with or into Clearway Operating LLC or any of its Subsidiaries after the date of the indenture or (c) becomes consolidated in the financial statements of Clearway Operating LLC or any of its Subsidiaries after the date of the indenture in accordance with GAAP; provided, however, that in each case contemplated by this clause (3), such Indebtedness was not incurred in contemplation of such acquisition, merger, amalgamation or consolidation and is only secured by Liens on the Equity Interests and assets of, the Person (and Subsidiaries of the Person) acquired by, or merged or amalgamated with or into, or consolidated in the financial statements of, Clearway Operating LLC or any of its Subsidiaries;
(4) Liens securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor incurred to finance (whether prior to or within 365 days after) the acquisition, construction or improvement of assets (whether through the direct purchase of assets or through the purchase of the Equity Interests of any Person owning such assets or through an acquisition of any such Person by merger); provided, however, that such Indebtedness is only secured by Liens on the Equity Interests and assets acquired, constructed or improved in such financing (and related contracts, intangibles, and other assets that are incidental thereto or arise therefrom (including accessions thereto and replacements or proceeds thereof));
(5) Liens in favor of Clearway Operating LLC or any of its Subsidiaries;
(6) Liens securing Hedging Obligations; provided that such agreements were not entered into for speculative purposes (as determined by Clearway Operating LLC in its reasonable discretion acting in good faith);
(7) Liens relating to current or future escrow arrangements securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor;
(8) Liens to secure Environmental CapEx Debt or Necessary CapEx Debt that encumber only the assets purchased, installed or otherwise acquired with the proceeds of such Environmental CapEx Debt or Necessary CapEx Debt;
(9) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of Clearway Operating LLC or any Guarantor, including rights of offset and set-off;
(10) Refinancing Liens;
(11) Liens on the stock or assets of Project Subsidiaries securing Project Debt or Tax Equity Financing of one or more Project Subsidiaries;
(12) Liens on cash and cash equivalents securing Indebtedness incurred to finance an acquisition of assets or a business or multiple businesses; provided, that within 180 days from the date the related Indebtedness was Incurred, such cash or cash equivalents are used to (a) fund the acquisition (or a similar transaction), including any related fees and expenses, and the related Indebtedness is (1) secured by Liens otherwise permitted under this covenant or (2) unsecured; or (b) retire or repay the Indebtedness that it secures and to pay any related fees and expenses; and
(13) other Liens, in addition to those permitted in clauses (1) through (12) above, securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor having an aggregate principal amount, measured as of the date of creation of any such Lien and the date of incurrence of any such Indebtedness, not to exceed the greater of (i) 2.0% of Total Assets and (ii) $100.0 million.
Liens securing Indebtedness under the Credit Agreement existing on the date of the indenture will be deemed to have been incurred on such date in reliance on the exception provided by clause (1) above. For purposes of determining compliance with this “Liens” covenant, in the event that a proposed Lien meets the criteria of more than one of the categories of Liens described in clauses (1) through (13) above, Clearway Operating LLC will be permitted to classify such Lien on the date of its incurrence, or later reclassify all or a portion of such Lien, in any manner that complies with this covenant.
If Clearway Operating LLC or any Subsidiary Guarantor proposes to create or permit to exist any Lien upon any Principal Property owned by Clearway Operating LLC or any Subsidiary Guarantor or upon any Equity Interests or Indebtedness of any direct or indirect Subsidiary of Clearway Operating LLC to secure any Indebtedness, other than as permitted by clauses (1) through (13) of the previous paragraph, Clearway Operating LLC will give prior written notice thereof to the trustee, who will give notice to the holders of notes, and Clearway Operating LLC will further agree, prior to or simultaneously with the creation of such Lien, effectively to secure all the notes equally and ratably with (or prior to) such other Indebtedness, for so long as such other Indebtedness is so secured.
Merger, Consolidation or Sale of Assets
Neither the Parent Guarantor nor Clearway Operating LLC will, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Parent Guarantor or Clearway Operating LLC is the surviving Person); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Parent Guarantor or the Parent Guarantor and its Subsidiaries taken as a whole or Clearway Operating LLC or Clearway Operating LLC and its Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:
(1) either: (a) the Parent Guarantor or Clearway Operating LLC, as the case may be, is the surviving Person; or (b) the Person formed by or surviving any such consolidation or merger (if other than the Parent Guarantor or Clearway Operating LLC, as the case may be) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that if the Person is a partnership or limited liability company, then a corporation wholly owned by such Person organized or existing under the laws of the United States, any state of the United States or the District of Columbia that does not and will not have any material assets or operations shall become a co-issuer of the notes pursuant to a supplemental indenture duly executed by the trustee;
(2) the Person formed by or surviving any such consolidation or merger (if other than the Parent Guarantor or Clearway Operating LLC, as the case may be) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Parent Guarantor or Clearway Operating LLC, as the case may be, under the notes and the indenture pursuant to a supplemental indenture or other documents and agreements reasonably satisfactory to the trustee; and
(3) immediately after such transaction, no Default or Event of Default exists.
In addition, neither the Parent Guarantor nor Clearway Operating LLC may, directly or indirectly, lease all or substantially all of its and its respective Subsidiaries’ properties or assets, in one or more related transactions, to any other Person.
This “Merger, Consolidation or Sale of Assets” covenant will not apply to (1) a merger of the Parent Guarantor or Clearway Operating LLC, as the case may be, with an Affiliate solely for the purpose of reforming the Parent Guarantor or Clearway Operating LLC, as the case may be, in another jurisdiction or forming a direct or indirect holding company of Clearway Operating LLC that is a Wholly Owned Subsidiary of the Parent Guarantor; and (2) any sale, transfer, assignment, conveyance, lease or other disposition of assets between or among the Parent Guarantor, Clearway Operating LLC and their respective Subsidiaries, including by way of merger or consolidation.
Additional Guarantees
If,
(1) Clearway Operating LLC or any of its Subsidiaries acquires or creates another Wholly Owned Subsidiary after the issue date and such Wholly Owned Subsidiary Guarantees any Obligations of Clearway Operating LLC under the Credit Agreement, or
(2) any Wholly Owned Subsidiary of Clearway Operating LLC that does not currently Guarantee any Obligations of Clearway Operating LLC under the Credit Agreement subsequently Guarantees any Obligations of Clearway Operating LLC under the Credit Agreement, or
(3) if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, any Wholly Owned Subsidiary of Clearway Operating LLC (including any newly acquired or created Wholly Owned Subsidiary) Guarantees any Obligations with respect to any other Material Indebtedness of Clearway Operating LLC, then such newly acquired or created Wholly Owned Subsidiary or Wholly Owned Subsidiary that subsequently fully and unconditionally Guarantees obligations under the Credit Agreement or other Material Indebtedness of Clearway Operating LLC, as the case may be, will become a Guarantor of the notes and execute a supplemental indenture and deliver an opinion of counsel satisfactory to the trustee within 60 business days of the date on which it was acquired or created or guaranteed other Material Indebtedness of Clearway Operating LLC, as the case may be.
Reports
Whether or not required by the Commission’s rules and regulations, so long as any notes are outstanding, Clearway Operating LLC will furnish or cause to be furnished to the holders of notes or cause the trustee to furnish to the holders of notes, within the time periods (including any extensions thereof) specified in the Commission’s rules and regulations:
(1) all quarterly and annual reports that would be required to be filed with the Commission on Forms 10-Q and 10-K if Clearway Operating LLC were required to file such reports; and
(2) all current reports that would be required to be filed with the Commission on Form 8-K if Clearway Operating LLC were required to file such reports.
All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K will include a report on Clearway Operating LLC’s consolidated financial statements by Clearway Operating LLC’s independent registered public accounting firm. In addition, Clearway Operating LLC will file a copy of each of the reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the Commission will not accept such a filing). To the extent such filings are made, the reports will be deemed to be furnished to the trustee and holders of notes.
If Clearway Operating LLC is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, Clearway Operating LLC will nevertheless continue filing the reports specified in the preceding paragraph with the Commission within the time periods specified above unless the Commission will not accept such a filing. Clearway Operating LLC agrees that it will not take any action for the purpose of causing the Commission not to accept any such filings. If, notwithstanding the foregoing, the Commission will not accept Clearway Operating LLC’s filings for any reason, Clearway Operating LLC will post the reports referred to in the preceding paragraph on the website of Clearway Inc. within the time periods that would apply if Clearway Operating LLC were required to file those reports with the Commission.
So long as the Parent Guarantor continues to own, directly or indirectly, all of the Equity Interests of Clearway Operating LLC, the Parent Guarantor may elect to prepare and file and furnish the quarterly, annual and current reports and consolidated financial statements referred to above in respect of the Parent Guarantor and such reports and consolidated financial statements will be deemed to satisfy the obligations of Clearway Operating LLC under this reporting covenant.
In addition, Clearway Operating LLC, the Parent Guarantor and the Subsidiary Guarantors agree that, for so long as any notes remain outstanding, at any time they are not required to file the reports required by the preceding paragraphs with the Commission, they will furnish to the holders of the notes and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
Holding Company Status
The Parent Guarantor will not engage in any business, activity or transaction or own any interest (fee, leasehold or otherwise) in any real property, or incur, assume, or suffer to exist any Indebtedness other than:
(1) the ownership of debt or equity interests in Clearway Operating LLC;
(2) maintaining its corporate existence;
(3) participating in tax, accounting and other administrative activities as the parent of a consolidated group of companies, including Clearway Operating LLC;
(4) making distributions to holders of its debt or equity interests or to Clearway Operating LLC or any Subsidiary of Clearway Operating LLC;
(5) the performance of its obligations under the Exchange Agreement and similar agreements;
(6) issuing a Guarantee in respect of, or otherwise becoming liable with respect to, Indebtedness incurred by Clearway Inc., Clearway Operating LLC or any Subsidiary of Clearway Operating LLC and the execution and delivery of any agreements related to the foregoing, including credit agreements, indentures, security agreements, notes and registration rights agreements;
(7) issuing equity securities and/or issuing or incurring Indebtedness, including to finance acquisitions; and
(8) activities incidental to the businesses or activities described in clauses (1) through (7) above.
Events of Default and Remedies
Each of the following is an Event of Default with respect to the notes:
(1) default for 30 days in the payment when due of interest on the notes;
(2) default in payment when due of the principal of, or premium, if any, on the notes;
(3) failure by Clearway Operating LLC or any Guarantor for 60 days after written notice given by the trustee or the holders of at least 25% in aggregate principal amount of the notes that are then outstanding, to comply with any of the other agreements in the indenture;
(4) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Clearway Operating LLC or any Guarantor (or the payment of which is guaranteed by Clearway Operating LLC or any Guarantor) whether such Indebtedness or guarantee now exists, or is created after the issue date, if that default:
(a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or
(b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, exceeds the greater of (i) 1.5% of Total Assets and (ii) $100.0 million;
provided that this clause (4) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to a Person that is not an Affiliate of Clearway Operating LLC;
(5) one or more judgments for the payment of money in an aggregate amount in excess of the greater of (i) 1.5% of Total Assets and (ii) $100.0 million (excluding therefrom any amount reasonably expected to be covered by insurance) shall be rendered against Clearway Operating LLC or any Guarantor or Guarantors or any combination thereof and the same shall not have been paid, discharged or stayed for a period of 60 days after such judgment became final and non-appealable;
(6) except as permitted by the indenture, any Guarantee shall be held in any final and non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or any group of Guarantors) that, if Subsidiaries of Clearway Operating LLC, would constitute a Significant Subsidiary, or any Person acting on behalf of any Guarantor (or any group of Guarantors) that, if Subsidiaries of Clearway Operating LLC, would constitute a Significant Subsidiary, shall deny or disaffirm its or their obligations under its or their Guarantee(s); and
(7) certain events of bankruptcy or insolvency described in the indenture with respect to Clearway Operating LLC or any Guarantor that, if a Subsidiary of Clearway Operating LLC, would constitute a Significant Subsidiary or any group of Guarantors that, if Subsidiaries of Clearway Operating LLC, taken together, would constitute a Significant Subsidiary.
In the case of an Event of Default with respect to the notes arising from certain events of bankruptcy or insolvency with respect to Clearway Operating LLC, any Guarantor or any group of Guarantors that, if subsidiaries of Clearway Operating LLC, taken together, would constitute a Significant Subsidiary, all such notes that are outstanding will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the trustee or the holders of at least 25% in aggregate principal amount of such notes that are outstanding may declare all the notes to be due and payable immediately.
Subject to certain limitations, holders of a majority in principal amount of the notes that are then outstanding may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a Default or Event of Default relating to the payment of principal or interest.
Subject to the provisions of the indenture relating to the duties of the trustee, in case an Event of Default occurs and is continuing under the indenture, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of the notes unless such holders have offered to the trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no holder of a note may pursue any remedy with respect to the indenture unless:
(1) such holder has previously given the trustee written notice that an Event of Default is continuing;
(2) holders of at least 25% in aggregate principal amount of the notes that are then outstanding have made a written request to the trustee to pursue the remedy;
(3) such holders have offered the trustee reasonable security or indemnity against any loss, liability or expense;
(4) the trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and
(5) holders of a majority in aggregate principal amount of the notes that are then outstanding have not given the trustee a direction inconsistent with such request within such 60-day period.
The holders of a majority in aggregate principal amount of the notes then outstanding by written notice to the trustee may, on behalf of the holders of the notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, such notes.
Clearway Operating LLC is required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, Clearway Operating LLC is required to deliver to the trustee a statement specifying such Default or Event of Default.
No Personal Liability of Directors, Officers, Employees and Stockholders
No director, officer, employee, incorporator, stockholder, member or unitholder of Clearway Operating LLC or any Guarantor, as such, has any liability for any obligations of Clearway Operating LLC or the Guarantors under the notes, the indenture or the Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.
Legal Defeasance and Covenant Defeasance
Clearway Operating LLC may, at its option and at any time, elect to have all of its obligations discharged with respect to the notes that are outstanding and all obligations of the Guarantors of such notes discharged with respect to their Guarantees (“Legal Defeasance”), except for:
(1) the rights of holders of the notes that are then outstanding to receive payments in respect of the principal of, or interest or premium on such notes when such payments are due from the trust referred to below;
(2) Clearway Operating LLC’s obligations with respect to the notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;
(3) the rights, powers, trusts, duties and immunities of the trustee for the notes, and Clearway Operating LLC’s and the Guarantors’ obligations in connection therewith; and
(4) the Legal Defeasance provisions of the indenture governing such notes.
In addition, Clearway Operating LLC may, at its option and at any time, elect to have the obligations of Clearway Operating LLC and the Guarantors released with respect to certain covenants (including its obligation to make Change of Control Offers) that are described in the indenture (“Covenant Defeasance”) and thereafter any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “—Events of Default and Remedies” will no longer constitute an Event of Default with respect to the notes.
In order to exercise either Legal Defeasance or Covenant Defeasance:
(1) Clearway Operating LLC must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants to pay the principal of, or interest and premium on such notes that are then outstanding on the Stated Maturity or on the applicable redemption date, as the case may be, and Clearway Operating LLC must specify whether such notes are being defeased to maturity or to a particular redemption date;
(2) in the case of Legal Defeasance, Clearway Operating LLC has delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) Clearway Operating LLC has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the issue date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;
(3) in the case of Covenant Defeasance, Clearway Operating LLC has delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;
(4) no Default or Event of Default with respect to the notes has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit (and any similar concurrent deposit relating to other Indebtedness), and the granting of Liens to secure such borrowings);
(5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than the indenture and the agreements governing other Indebtedness being defeased, discharged or replaced) to which Clearway Operating LLC or any of its Subsidiaries or the Parent Guarantor is a party or by which Clearway Operating LLC or any of its Subsidiaries or the Parent Guarantor is bound;
(6) Clearway Operating LLC must deliver to the trustee an officers’ certificate stating that the deposit was not made by Clearway Operating LLC with the intent of preferring the holders of the notes over the other creditors of Clearway Operating LLC with the intent of defeating, hindering, delaying or defrauding creditors of Clearway Operating LLC or others; and
(7) Clearway Operating LLC must deliver to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.
Amendment, Supplement and Waiver
Except as provided in the next two succeeding paragraphs, the indenture or the notes outstanding thereunder may be amended or supplemented with the consent of the holders of at least a majority in principal amount of the notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes), and any existing default or compliance with any provision of the indenture or the notes outstanding thereunder may be waived with the consent of the holders of a majority in principal amount of the notes that are then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes).
Without the consent of each holder of the notes affected thereby, an amendment or waiver may not (with respect to any such notes held by a non-consenting holder):
(1) reduce the principal amount of such notes whose holders must consent to an amendment, supplement or waiver;
(2) reduce the principal of or change the fixed maturity of any such note or alter the provisions with respect to the redemption of such notes (other than provisions relating to the covenants described above under the caption “—Repurchase at the Option of Holders” and provisions relating to the number of days of notice to be given in the event of a redemption);
(3) reduce the rate of or change the time for payment of interest on any such note;
(4) waive a Default or Event of Default in the payment of principal of, or interest or premium on such notes (except a rescission of acceleration of such notes by the holders of at least a majority in aggregate principal amount of such notes and a waiver of the payment default that resulted from such acceleration);
(5) make any such note payable in currency other than that stated in such notes;
(6) make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of such notes to receive payments of principal of, or interest or premium on such notes;
(7) waive a redemption payment with respect to any such note (other than a payment required by one of the covenants described above under the caption “—Repurchase at the Option of Holders”); or
(8) make any change in the preceding amendment and waiver provisions.
Notwithstanding the preceding, without the consent of any holder of notes, Clearway Operating LLC, the Guarantors and the trustee may amend or supplement the indenture or the notes:
(1) to cure any ambiguity, mistake, defect or inconsistency;
(2) to provide for uncertificated notes in addition to or in place of certificated notes (provided, that the uncertificated notes are issued in registered form for purposes of Section 163(f) of the Code);
(3) to provide for the assumption of Clearway Operating LLC’s obligations to holders of notes in the case of a merger or consolidation or sale of all or substantially all of Clearway Operating LLC’s assets;
(4) to make any change that would provide any additional rights or benefits to the holders of notes or that does not adversely affect the legal rights under any indenture of any such holder;
(5) to comply with requirements of the Commission in order to effect or maintain the qualification of any indenture under the Trust Indenture Act;
(6) to conform the text of the indenture or the notes to any provision of the “Description of Notes” in the offering memorandum of Clearway Operating LLC dated September 17, 2018;
(7) to evidence and provide for the acceptance and appointment under the indenture of a successor trustee pursuant to the requirements thereof;
(8) to provide for the issuance of additional notes in accordance with the limitations set forth in the indenture as of the date hereof; or
(9) to allow any Guarantor to execute a supplemental indenture and/or a Subsidiary Guarantee with respect to the notes.
Satisfaction and Discharge
The indenture will be discharged and will cease to be of further effect as to all notes issued thereunder, when:
(1) either:
(a) all such notes that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and thereafter repaid to Clearway Operating LLC, have been delivered to the trustee for such notes for cancellation; or
(b) all such notes that have not been delivered to the trustee for cancellation have become due and payable by reason of the distribution of a notice of redemption or otherwise or will become due and payable within one year and Clearway Operating LLC or any Guarantor has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the notes not delivered to the trustee for cancellation for principal, premium and accrued interest to the date of maturity or redemption;
(2) in respect of subclause (b) of clause (1) above, no Default or Event of Default under such indenture has occurred and is continuing on the date of the deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) and the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which Clearway Operating LLC or any Guarantor is a party or by which Clearway Operating LLC or any Guarantor is bound;
(3) Clearway Operating LLC or any Guarantor has paid or caused to be paid all sums payable by it under the indenture; and
(4) Clearway Operating LLC has delivered irrevocable instructions to the trustee under the indenture to apply the deposited money toward the payment of the notes at maturity or the redemption date, as the case may be.
In addition, Clearway Operating LLC must deliver an officers’ certificate and an opinion of counsel to the trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.
Concerning the Trustee
If the trustee becomes a creditor of Clearway Operating LLC or any Guarantor, the indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; provided that, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue (if the indenture has been qualified under the Trust Indenture Act) or resign.
The holders of a majority in principal amount of the notes that are outstanding will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to the provisions of the indenture, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of notes, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.
Certain Definitions
Set forth below are certain defined terms used in the indenture. Reference is made to the indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.
“Adjusted LTM CAFD” means, as of any date of determination (for purposes of this definition, the “Calculation Date”), the net income of Clearway Operating LLC and its Subsidiaries during the most recent four-quarter period for which financial statements are publicly available as of the Calculation Date, calculated on a consolidated basis in accordance with GAAP, adjusted (without duplication) as follows:
(1) plus, interest expense, to the extent deducted in calculating net income during such four-quarter period;
(2) plus, income tax expense, net of income tax benefit, to the extent deducted in calculating net income during such four-quarter period;
(3) plus, depreciation and amortization, to the extent deducted in calculating net income during such four-quarter period;
(4) minus equity in earnings of unconsolidated affiliates to the extent included in net income during four-quarter period;
(5) plus, cash distributions from unconsolidated affiliates, to the extent not included in net income during such four-quarter period;
(6) minus cash interest payments made by Subsidiaries of Clearway Operating LLC that were added back to net income pursuant to clause (1) above;
(7) minus cash income tax payments made by Clearway Operating LLC and its Subsidiaries that were added back to net income pursuant to clause (2) above;
(8) minus principal payments and repayments of Indebtedness made by Clearway Operating LLC’s Subsidiaries, to the extent not deducted in calculating net income during such four-quarter period;
(9) plus, any decrease or minus any increase in amounts attributable to contract amortization and any recurring changes in other assets;
(10) minus maintenance capital expenditures, to the extent not deducted in calculating net income during such four-quarter period;
(11) plus any expenses or charges related to any equity offering, investment, acquisition, disposition, recapitalization or incurrence of Indebtedness permitted to be incurred by the indenture including a refinancing thereof (whether or not successful), including such fees, expenses or charges related to the offering of the notes and the Credit Agreement, to the extent deducted in calculating net income during such four-quarter period; and
(12) plus, any professional and underwriting fees related to any equity offering, investment, acquisition, recapitalization or Indebtedness permitted to be incurred under the indenture, to the extent deducted in calculating net income during such four-quarter period.
For purposes of making the computation referred to above:
(1) investments and acquisitions that have been made by Clearway Operating LLC or any of its Subsidiaries, including through mergers or consolidations, or any Person or any of its Subsidiaries acquired by Clearway Operating LLC or any of its Subsidiaries, and including any related financing transactions and including increases in ownership of Subsidiaries, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date will be given pro forma effect (in accordance with Regulation S-X under the Securities Act, but including all Pro Forma Cost Savings) as if they had occurred on the first day of the four-quarter reference period;
(2) the Adjusted LTM CAFD attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, will be excluded;
(3) any Person that is a Subsidiary on the Calculation Date will be deemed to have been a Subsidiary at all times during such four-quarter period; and
(4) any Person that is not a Subsidiary on the Calculation Date will be deemed not to have been a Subsidiary at any time during such four-quarter period.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Applicable Laws” means, as to any Person, any law, rule, regulation, ordinance or treaty, or any determination, ruling or other directive by or from a court, arbitrator, governmental authority, independent system operator, or any other entity succeeding thereto, in each case applicable to or binding on such Person or any of its property or assets or to which such Person or any of its property or assets is subject.
“Applicable Premium” means, with respect to any note on any redemption date, the greater of:
(1) 1.0% of the principal amount of such note; or
(2) the excess (if any) of:
(a) the present value at such redemption date of (i) the redemption price of such note at October 15, 2021 (such redemption price being set forth in the table appearing above under the caption “—Optional Redemption”) plus (ii) all required interest payments due on the note through October 15, 2021 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over
(b) the then outstanding principal amount of the note.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board of Directors” means:
(1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(2) with respect to a partnership, the Board of Directors of the general partner of the partnership;
(3) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and
(4) with respect to any other Person, the board or committee of such Person serving a similar function.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.
“Capital Stock” means:
(1) in the case of a corporation, corporate stock;
(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and
(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
“Change of Control” means the occurrence of any of the following:
(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Clearway Operating LLC and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) of the Exchange Act, but excluding any employee benefit plan of Clearway Operating LLC or any of its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan);
(2) the adoption of a plan relating to the liquidation or dissolution of Clearway Inc., the Parent Guarantor or Clearway Operating LLC;
(3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above), other than (i) the Sponsor or (ii) a corporation owned directly or indirectly by the stockholders of Clearway Inc. in substantially the same proportion as their ownership of stock of Clearway Inc. prior to such transaction, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of Clearway Inc., measured by voting power rather than number of shares; or
(4) the first day on which either (i) Clearway Inc. ceases to be the sole managing member of the Parent Guarantor or (ii) Clearway Operating LLC ceases to be a Wholly Owned Subsidiary of the Parent Guarantor.
“Change of Control Offer” has the meaning assigned to it in the indenture governing the notes.
“Change of Control Triggering Event” means (1) a Change of Control has occurred and (2) the notes are downgraded by both S&P and Moody’s on any date within the 60-day period (which 60-day period will be extended so long as the rating of the notes is under publicly announced consideration for a possible downgrade by either S&P or Moody’s) after the earlier of (a) the occurrence of a Change of Control and (b) public disclosure by Clearway Operating LLC of the occurrence of a Change of Control or Clearway Operating LLC’s intention to effect a Change of Control; provided, however, that a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not constitute a Change of Control Triggering Event) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at Clearway Operating LLC’s or the trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of such reduction in rating).
“Code” means the Internal Revenue Code of 1986, as amended.
“Credit Agreement” means the Amended and Restated Credit Agreement, dated April 25, 2014, among Clearway Operating LLC, the Parent Guarantor, each other guarantor from time to time party thereto, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, and JPMorgan Chase Bank, N.A., Royal Bank of Canada, Bank of America, N.A. and Barclays Bank PLC, as letter of credit issuers , as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time.
“Credit Facilities” means (i) one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders or other counterparties providing for revolving credit loans, term loans, credit-linked deposits (or similar deposits) receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, (ii) debt securities sold to institutional investors and/or (iii) Hedging Obligations with any counterparties, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Environmental CapEx Debt” means Indebtedness of Clearway Operating LLC or any of its Subsidiaries incurred for the purpose of financing capital expenditures to the extent deemed reasonably necessary, as determined by Clearway Operating LLC or any of its Subsidiaries, as applicable, in good faith and pursuant to prudent judgment, to comply with applicable Environmental Laws.
“Environmental Laws” means all former, current and future federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances and codes, and legally binding decrees, judgments, directives and orders (including consent orders), in each case, relating to protection of the environment, natural resources, occupational health and safety or the presence, release of, or exposure to, hazardous materials, substances or wastes, or the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport, recycling or handling of, or the arrangement for such activities with respect to, hazardous materials, substances or wastes.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“Equity Offerings” means any public or private sale after the issue date of Capital Stock of the Parent Guarantor or Clearway Inc., the proceeds of which have been contributed to Clearway Operating LLC as common equity, other than:
(1) public offerings with respect to Clearway Inc.’s common stock registered on Form S-4 or Form S-8; and
(2) issuances to any Subsidiary of Clearway Inc.
“Exchange Agreement” means the Amended and Restated Exchange Agreement, dated as of May 14, 2015 by and among Global Infrastructure Investors III, LLC (as successor in interest to NRG Energy, Inc. pursuant to that certain Assignment and Assumption Agreement, dated as of August 31, 2018), Clearway Inc. and the Parent Guarantor and each of the other parties thereto from time to time, as amended, supplemented or otherwise modified from time to time.
“Existing Liens” means Liens on the property or assets of Clearway Operating LLC and/or any of its Subsidiaries existing on the date of the indenture securing Indebtedness of Clearway Operating LLC or any of its Subsidiaries (other than Liens incurred pursuant to clause (1) of the covenant described above under the caption “—Liens”).
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time; provided, however, that if any operating lease would be re-characterized as a capital lease due to changes in the accounting treatment of such operating leases under GAAP since the issue date, then solely with respect to the accounting treatment of any such lease, GAAP shall be interpreted as it was in effect on the issue date.
“Government Securities” means direct obligations of, or obligations guaranteed by, the United States of America (including any agency or instrumentality thereof) for the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer’s option.
“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise) ; provided that standard contractual indemnities which do not relate to Indebtedness shall not be considered a Guarantee.
“Guarantors” means each of:
(1) the Parent Guarantor; and
(2) the Subsidiary Guarantors, until such time as they are released pursuant to the provisions of the indenture.
“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
(1) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements; and
(2) (i) agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates, commodity prices or commodity transportation or transmission pricing or availability; (ii) any netting arrangements, power purchase and sale agreements, fuel purchase and sale agreements, swaps, options and other agreements, in each case, that fluctuate in value with fluctuations in energy, power or gas prices; and (iii) agreements or arrangements for commercial or trading activities with respect to the purchase, transmission, distribution, sale, lease or hedge of any energy related commodity or service.
“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables, except as provided in clause (5) below, and surety bonds), whether or not contingent:
(1) in respect of borrowed money;
(2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(3) in respect of banker’s acceptances;
(4) representing Capital Lease Obligations in respect of sale and leaseback transactions;
(5) representing the balance of deferred and unpaid purchase price of any property or services with a scheduled due date more than six months after such property is acquired or such services are completed; or
(6) representing the net amount owing under any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.
In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person; provided that the amount of such Indebtedness shall be deemed not to exceed the lesser of the amount secured by such Lien and the value of the Person’s property securing such Lien.
“issue date” means October 1, 2018.
“Lien” means, with respect to any asset:
(1) any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise), pledge, hypothecation, encumbrance, restriction, collateral assignment, charge or security interest in, on or of such asset;
(2) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and
(3) in the case of Equity Interests or debt securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or debt securities.
“Material Indebtedness” means, as of any date, any series of Indebtedness with an aggregate principal amount outstanding in excess of the greater of (i) 1.5% of Total Assets, as of such date, and (ii) $100.0 million.
“Moody’s” means Moody’s Investors Service, Inc. or any successor entity.
“Necessary CapEx Debt” means Indebtedness of Clearway Operating LLC or any of its Subsidiaries incurred for the purpose of financing capital expenditures (other than capital expenditures financed by Environmental CapEx Debt) that are required by Applicable Law or are undertaken for health and safety reasons. The term “Necessary CapEx Debt” does not include any Indebtedness incurred for the purpose of financing capital expenditures undertaken primarily to increase the efficiency of, expand or re-power any power generation facility.
“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.
“Parent Guarantee” means the Guarantee by the Parent Guarantor of Clearway Operating LLC’s obligations under the indenture and on the notes, executed pursuant to the provisions of the indenture.
“Parent Guarantor” means Clearway LLC and its successors and assigns.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Principal Property” means any building, structure or other facility, and all related property, plant or equipment or other long-term assets used or useful in the ownership, development, construction or operation of such building, structure or other facility owned or leased by Clearway Operating LLC or any Guarantor and having a net book value in excess of 2.0% of Total Assets, except any such building, structure or other facility (or related property, plant or equipment) that in the opinion of the Board of Directors is not of material importance to the business conducted by Clearway Operating LLC and its consolidated Subsidiaries, taken as a whole.
“Pro Forma Cost Savings” means, without duplication, with respect to any period, reductions in costs and related adjustments that have been actually realized or are projected by Clearway Operating LLC’s Chief Financial Officer in good faith to result from reasonably identifiable and factually supportable actions or events, but only to the extent such reductions in costs and related adjustments are so projected by Clearway Operating LLC to be realized prior to the end of the consecutive four-quarter period commencing after the transaction giving rise to such calculation.
“Project Debt” means Indebtedness of one or more Project Subsidiaries incurred for the purpose of holding, leasing, developing, constructing or acquiring energy generating, transmission or distribution assets, or assets related thereto, or any other power or energy facility or any assets related thereto,; provided that Clearway Operating LLC is not liable with respect to such Indebtedness except to the extent of a non-recourse pledge of equity interests in one or more Project Subsidiaries.
“Project Subsidiary” means any Subsidiary of Clearway Operating LLC held for the purpose of holding, leasing, developing, constructing or acquiring energy generating, transmission or distribution assets, or assets related thereto, or any other power or energy facility or any assets related thereto, and any Subsidiary of Clearway Operating LLC whose assets consist primarily of equity interests in one or more other Project Subsidiaries; provided that a Subsidiary will cease to be a Project Subsidiary if it Guarantees any Indebtedness of Clearway Operating LLC other than obligations of Clearway Operating LLC related to Project Debt of one or more Project Subsidiaries.
“Refinancing Liens” means Liens granted in connection with amending, extending, modifying, renewing, replacing, refunding or refinancing in whole or in part any Indebtedness secured by Liens described in clauses (2) through (10) of the covenant described above under the caption “—Liens;” provided that Refinancing Liens do not (a) extend to property or assets other than property or assets of the type that were subject to the original Lien or (b) secure Indebtedness having a principal amount in excess of the amount of Indebtedness being extended, renewed, replaced or refinanced, plus the amount of any fees and expenses (including premiums) related to any such extension, renewal, replacement or refinancing.
“S&P” means Standard & Poor’s Ratings Group or any successor entity.
“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of the indenture.
“Sponsor” means any of (i) Global Infrastructure Management, LLC, (ii) one or more Sponsor Affiliates and (iii) any funds or partnerships or co-investment vehicles managed or advised or controlled by any of the foregoing.
“Sponsor Affiliate” means any Affiliate of the Sponsor that is not a portfolio company.
“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the date of the first date it was incurred in compliance with the indenture, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.
“Subsidiary” means, with respect to any specified Person:
(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
“Subsidiary Guarantee” means the Guarantee by each Subsidiary Guarantor of Clearway Operating LLC’s obligations under the indenture and on the notes, executed pursuant to the provisions of the indenture.
“Subsidiary Guarantors” means:
(1) each of Clearway Operating LLC’s Wholly Owned Subsidiaries that Guarantees the notes on the date of the indenture, until such time as it is released pursuant to the provisions of the indenture; and
(2) any other Subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of the indenture, and their respective successors and assigns.
“Tax Equity Financing” means a tax equity financing entered into solely in connection with the acquisition, expansion, upgrade or refurbishment (or refinancing of any of the foregoing or of any Indebtedness incurred in connection therewith) of or by a Project Subsidiary (and/or another Subsidiary that is a direct or indirect parent company of such Project Subsidiary) of energy generating, transmission or distribution assets, or of any other energy or power facility or any assets related to any of the foregoing that are eligible for renewable energy production tax credits available under Section 45 of the Code or renewable energy investment tax credits available under Section 48 of the Code, as applicable, on an arm’s length basis.
“Total Assets” means, as of any date of determination, the total consolidated assets of Clearway Operating LLC and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the most recent publicly available balance sheet of Clearway Operating LLC as of such date.
“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to October 15, 2021; provided, however, that if the period from the redemption date to October 15, 2021 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.
“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
“Wholly Owned Subsidiary” means, with respect to any specified Person, a direct or indirect Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which is at the time owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

Description of Clearway Operating LLC’s 5.000% Senior Notes due 2026
The following is a description of Clearway Operating LLC’s 5.00% Senior Notes due 2026 (the “notes”) as of December 31, 2019. In this description, “Clearway Operating LLC” refers only to Clearway Energy Operating LLC and not to any of its subsidiaries or parent entities.
Clearway Operating LLC issued the notes under an indenture among Clearway Operating LLC, the Guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee.
The statements under this caption relating to the indenture and the notes are summaries and are not a complete description thereof, and where reference is made to particular provisions, such provisions, including the definitions of certain terms, are qualified in their entirety by reference to all of the provisions of the indenture and the notes and those terms made part of the indenture by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The definitions of certain capitalized terms used in the following summary are set forth under the caption “—Certain Definitions.” Terms defined in this “Description of Clearway Operating LLC’s 5.000% Senior Notes due 2026” section are defined only for the purpose of this section. Certain defined terms used in this description but not defined below under “—Certain Definitions” have the meanings assigned to them in the indenture. The indenture is an exhibit to this Annual Report on Form 10-K and is incorporated by reference herein. In addition, copies of the indenture are available upon request from Clearway Inc. References in this section to any subsections are references only to subsections of this section.
The registered holder of a note is treated as the owner of it for all purposes. Only registered holders of notes have rights under the indenture.
Brief Description of the Notes
The notes:

•	are general unsecured obligations of Clearway Operating LLC;

•	are pari passu in right of payment with all existing and future senior Indebtedness of Clearway Operating LLC, including Clearway Operating LLC’s Indebtedness under the Credit Agreement;

•	are senior in right of payment to any future subordinated Indebtedness of Clearway Operating LLC; and

•	are unconditionally guaranteed on a joint and several basis by the Guarantors.
However, the notes are effectively subordinated to all borrowings under the Credit Agreement, which is secured by substantially all of the assets of Clearway Operating LLC and the Guarantors, and any other secured Indebtedness (including any secured Hedging Obligations) of Clearway Operating LLC or the Guarantors, in each case to the extent of the value of the assets that secure the Credit Agreement or such other secured Indebtedness.
The Parent Guarantor
The notes are guaranteed by Clearway LLC (the “Parent Guarantor”). The Parent Guarantee of the notes:

•	is a general unsecured obligation of the Parent Guarantor;

•	is pari passu in right of payment with all existing and future senior Indebtedness of the Parent Guarantor, including the Parent Guarantor’s guarantee under the Credit Agreement; and

•	is senior in right of payment to any future subordinated Indebtedness of the Parent Guarantor.
However, the Parent Guarantor’s guarantee of the notes is effectively subordinated to the Parent Guarantor’s guarantee under the Credit Agreement and any other secured Indebtedness of the Parent Guarantor (including any secured Hedging Obligations), in each case, to the extent of the value of the assets of the Parent Guarantor that secure the Credit Agreement or such other secured Indebtedness.
The Subsidiary Guarantors
In addition to the Parent Guarantee, the notes are guaranteed by each Wholly Owned Subsidiary of Clearway Operating LLC that guarantees any obligations of Clearway Operating LLC under the Credit Agreement of Clearway Operating LLC. Each Subsidiary Guarantee of the notes:

•	is a general unsecured obligation of the Subsidiary Guarantor;

•	is pari passu in right of payment with all existing and future senior Indebtedness of that Subsidiary Guarantor, including such Subsidiary Guarantor’s guarantee under the Credit Agreement; and

•	is senior in right of payment to any future subordinated Indebtedness of that Subsidiary Guarantor.
However, each Subsidiary Guarantor’s guarantee of the notes is effectively subordinated to such Subsidiary Guarantor’s guarantee under the Credit Agreement and any other secured Indebtedness of such Subsidiary Guarantor (including any secured Hedging Obligations), in each case, to the extent of the value of the assets of such Subsidiary Guarantor that secure the Credit Agreement or such other secured Indebtedness.
The operations of Clearway Operating LLC are primarily conducted through its subsidiaries and, therefore, Clearway Operating LLC depends on the cash flow of its subsidiaries to meet its obligations, including its obligations under the notes. Not all of Clearway Operating LLC’s subsidiaries guarantee the notes. The notes are effectively subordinated in right of payment to all Indebtedness and other liabilities and commitments (including trade payables, lease obligations, project financing and other indebtedness for borrowed money and Hedging Obligations) of these non-guarantor subsidiaries. Any right of Clearway Operating LLC to receive assets of any of its subsidiaries upon the subsidiary’s liquidation or reorganization (and the consequent right of the holders of notes to participate in those assets) is effectively subordinated to the claims of that subsidiary’s creditors, except to the extent that Clearway Operating LLC is itself recognized as a creditor of the subsidiary, in which case its claims would still be subordinate in right of payment to any security in the assets of the subsidiary and any indebtedness of the subsidiary senior to that held by Clearway Operating LLC.
Principal, Maturity and Interest
Clearway Operating LLC issued $350 million aggregate principal amount of notes on the issue date. Clearway Operating LLC may issue additional notes of the same series under the indenture from time to time after the issue date. Any issuance of additional notes is subject to all of the covenants in the indenture. The notes and any additional notes of the same series subsequently issued under the indenture are treated as a single class for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.
Clearway Operating LLC issued notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The notes will mature on September 15, 2026.
Interest accrues at the rate of 5.000% per annum and is payable semi-annually in arrears on March 15 and September 15 of each year. Clearway Operating LLC makes each interest payment to the holders of record on the immediately preceding March 1 and September 1.
Interest on the notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.
Methods of Receiving Payments on the Notes
If a holder of notes has given wire transfer instructions to Clearway Operating LLC, Clearway Operating LLC pays or causes to be paid all principal, interest and premium on that holder’s notes in accordance with those instructions. All other payments on notes are made at the office or agency of the paying agent and registrar within the City and State of New York unless Clearway Operating LLC elects to make interest payments by check mailed to the holders of the notes at their address set forth in the register of holders.
Paying Agent and Registrar for the Notes
The trustee acts as paying agent and registrar. Clearway Operating LLC may change the paying agent or registrar without prior notice to the holders of the notes and Clearway Operating LLC or any of its Subsidiaries or parent entities may act as paying agent or registrar.
Transfer and Exchange
A holder may transfer or exchange notes in accordance with the provisions of the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of notes. Holders of the notes will be required to pay all taxes due on transfer. Clearway Operating LLC is not required to transfer or exchange any note selected for redemption. Also, Clearway Operating LLC is not required to transfer or exchange any note for a period of 15 days before a selection of notes to be redeemed.
Parent Guarantee
Clearway Operating LLC’s payment obligations under the notes are guaranteed on a full and unconditional basis by the Parent Guarantor. The obligations of the Parent Guarantor under the Parent Guarantee are limited as necessary to prevent the Parent Guarantee from constituting a fraudulent conveyance under Applicable Law.
Subsidiary Guarantees
Clearway Operating LLC’s payment obligations under the notes are guaranteed on a full and unconditional basis by each of the Subsidiary Guarantors. These Subsidiary Guarantees are joint and several obligations of the Subsidiary Guarantors. The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee are limited as necessary to prevent that Subsidiary Guarantee from constituting a fraudulent conveyance under Applicable Law.
The Subsidiary Guarantee of a Subsidiary Guarantor will be released automatically:
(1) in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) Clearway Operating LLC or a Subsidiary of Clearway Operating LLC;
(2) in connection with any sale or other disposition of Capital Stock of that Subsidiary Guarantor to a Person that is not (either before or after giving effect to such transaction) Clearway Operating LLC or a Subsidiary of Clearway Operating LLC, if following such sale or other disposition, that Subsidiary Guarantor is no longer a direct or indirect Subsidiary of Clearway Operating LLC;
(3) upon repayment in full of the notes;
(4) upon defeasance or satisfaction and discharge of the notes as provided below under the captions “—Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge;”
(5) upon a dissolution of a Subsidiary Guarantor that is permitted under the indenture; or
(6) otherwise with respect to the Guarantee of any Subsidiary Guarantor:
(a) upon the prior consent of holders of at least a majority in aggregate principal amount of the notes then outstanding;
(b) if Clearway Operating LLC has Indebtedness outstanding under the Credit Agreement at that time, upon the consent of the requisite lenders under the Credit Agreement to the release of such Subsidiary Guarantor’s Guarantee of all Obligations under the Credit Agreement, or, if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, upon the requisite consent of the holders of all other Material Indebtedness of Clearway Operating LLC that is guaranteed by such Subsidiary Guarantor at that time outstanding to the release of such Subsidiary Guarantor’s Guarantee of all Obligations with respect to all such other Material Indebtedness that is guaranteed by such Subsidiary Guarantor at that time; or
(c) if Clearway Operating LLC has Indebtedness outstanding under the Credit Agreement at that time, upon the release of such Subsidiary Guarantor’s Guarantee of all Obligations of Clearway Operating LLC under the Credit Agreement, or, if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, upon the release of such Subsidiary Guarantor’s Guarantee of all Obligations with respect to all other Material Indebtedness of Clearway Operating LLC at that time outstanding.
Optional Redemption
At any time prior to September 15, 2021, Clearway Operating LLC may on any one or more occasions redeem all or a part of the notes, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest (including Special Interest), if any, to, the redemption date, subject to the rights of holders of notes on the relevant record date to receive interest due on the relevant interest payment date.
Except pursuant to the preceding paragraphs, the notes will not be redeemable at Clearway Operating LLC’s option prior to September 15, 2021.
On or after September 15, 2021, Clearway Operating LLC may on any one or more occasions redeem all or a part of the notes upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest (including Special Interest), if any, on the notes redeemed, to the applicable redemption date, if redeemed during the 12-month period beginning on September 15 of the years indicated below, subject to the rights of holders of notes on the relevant record date to receive interest on the relevant interest payment date.

Year	Percentage
2021	102.500%
2022	101.667%
2023	100.833%
2024 and thereafter	100.000%
Clearway Operating LLC and its affiliates are not prohibited, however, from acquiring the notes in market transactions by means other than a redemption, whether pursuant to a tender offer or otherwise, assuming such action does not otherwise violate the indenture.
Mandatory Redemption
Clearway Operating LLC is not required to make mandatory redemption or sinking fund payments with respect to the notes.
Repurchase at the Option of Holders
Change of Control Triggering Event
If a Change of Control Triggering Event occurs, each holder of notes will have the right to require Clearway Operating LLC to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s notes pursuant to a Change of Control Offer on the terms set forth in the indenture.
In the Change of Control Offer, Clearway Operating LLC will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest (including Special Interest), if any, on the notes to the date of purchase, subject to the rights of holders of the notes on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control Triggering Event, Clearway Operating LLC will mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase notes on the Change of Control Payment Date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the indenture and described in such notice. Clearway Operating LLC will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the indenture, Clearway Operating LLC will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the indenture by virtue of such compliance.
On the Change of Control Payment Date, Clearway Operating LLC will, to the extent lawful:
(1) accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer;
(2) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all notes or portions of notes properly tendered; and
(3) deliver or cause to be delivered to the trustee the notes properly accepted together with an officers’ certificate stating the aggregate principal amount of notes or portions of notes being purchased by Clearway Operating LLC.
The paying agent will promptly mail to each holder of notes properly tendered the Change of Control Payment for the notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any; provided that each new note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Clearway Operating LLC will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
The provisions described above that require Clearway Operating LLC to make a Change of Control Offer following a Change of Control Triggering Event are applicable whether or not any other provisions of the indenture are applicable.
Except as described above with respect to a Change of Control Triggering Event, the indenture does not contain provisions that permit the holders of the notes to require that Clearway Operating LLC repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.
Clearway Operating LLC will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by Clearway Operating LLC and purchases all notes properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to the indenture as described above under the caption “—Optional Redemption,” unless and until there is a default in payment of the applicable redemption price. A Change of Control Offer may be made in advance of a Change of Control Triggering Event, with the obligation to pay and the timing of payment conditioned upon the occurrence of a Change of Control Triggering Event, if a definitive agreement to effect a Change of Control is in place at the time the Change of Control Offer is made.
The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Clearway Operating LLC and its Subsidiaries taken as a whole. There is a limited body of case law interpreting the phrase “substantially all,” and there is no precise established definition of the phrase under Applicable Law. Accordingly, the ability of a holder of notes to require Clearway Operating LLC to repurchase its notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Clearway Operating LLC and its Subsidiaries taken as a whole to another Person or group may be uncertain.
Selection and Notice
If less than all of the notes are to be redeemed at any time, the trustee for the notes will select notes for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange requirements.
No notes of $2,000 or less can be redeemed in part. Notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each holder of notes to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the notes or a satisfaction and discharge of the indenture. Any redemption notice may, in Clearway Operating LLC’s discretion, be subject to the satisfaction of one or more conditions precedent. If a redemption notice is subject to satisfaction of one or more conditions precedent, such notice will state that, at Clearway Operating LLC’s discretion, the redemption date may be delayed until such time as any or all such conditions are satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions have not been satisfied by the redemption date, or by the redemption date so delayed.
If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount of that note that is to be redeemed. A new note in principal amount equal to the unredeemed portion of the original note will be issued in the name of the holder of notes upon cancellation of the original note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on notes or portions of them called for redemption so long as Clearway Operating LLC has deposited with the paying agent funds sufficient to pay the principal of, plus accrued and unpaid interest and premium, if any, on, the notes to be redeemed.
Certain Covenants
Liens
Clearway Operating LLC will not, and will not permit any Subsidiary Guarantor, to create or permit to exist any Lien upon any Principal Property owned by Clearway Operating LLC or any Subsidiary Guarantor or upon any Equity Interests issued by, or Indebtedness of, any direct or indirect Subsidiary of Clearway Operating LLC to secure any Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor without providing for the notes to be equally and ratably secured with (or prior to) any and all such Indebtedness and any other Indebtedness similarly entitled to be equally and ratably secured, for so long as such Indebtedness is so secured; provided, however, that this restriction will not apply to, or prevent the creation or existence of:
(1) Liens securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor under one or more Credit Facilities in an aggregate principal amount pursuant to this clause (1), measured as of the date of creation of any such Lien and the date of incurrence of any such Indebtedness, not exceeding the greatest of (a) 20% of Total Assets, (b) $1.0 billion and (c) 2.5 times Adjusted LTM CAFD;
(2) Existing Liens;
(3) Liens securing Indebtedness of any Person that (a) is acquired by Clearway Operating LLC or any of its Subsidiaries after the date of the indenture, (b) is merged or amalgamated with or into Clearway Operating LLC or any of its Subsidiaries after the date of the indenture or (c) becomes consolidated in the financial statements of Clearway Operating LLC or any of its Subsidiaries after the date of the indenture in accordance with GAAP; provided, however, that in each case contemplated by this clause (3), such Indebtedness was not incurred in contemplation of such acquisition, merger, amalgamation or consolidation and is only secured by Liens on the Equity Interests and assets of, the Person (and Subsidiaries of the Person) acquired by, or merged or amalgamated with or into, or consolidated in the financial statements of, Clearway Operating LLC or any of its Subsidiaries;
(4) Liens securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor incurred to finance (whether prior to or within 365 days after) the acquisition, construction or improvement of assets (whether through the direct purchase of assets or through the purchase of the Equity Interests of any Person owning such assets or through an acquisition of any such Person by merger); provided, however, that such Indebtedness is only secured by Liens on the Equity Interests and assets acquired, constructed or improved in such financing;
(5) Liens in favor of Clearway Operating LLC or any of its Subsidiaries;
(6) Liens securing Hedging Obligations; provided that such agreements were not entered into for speculative purposes (as determined by Clearway Operating LLC in its reasonable discretion acting in good faith);
(7) Liens relating to current or future escrow arrangements securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor;
(8) Liens to secure Environmental CapEx Debt or Necessary CapEx Debt that encumber only the assets purchased, installed or otherwise acquired with the proceeds of such Environmental CapEx Debt or Necessary CapEx Debt;
(9) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of Clearway Operating LLC or any Guarantor, including rights of offset and set-off;
(10) Refinancing Liens;
(11) Liens on the stock or assets of Project Subsidiaries securing Project Debt of one or more Project Subsidiaries;
(12) Liens on cash and cash equivalents securing Indebtedness incurred to finance an acquisition of assets or a business or multiple businesses; provided, that within 180 days from the date the related Indebtedness was Incurred, such cash or cash equivalents are used to (a) fund the acquisition (or a similar transaction), including any related fees and expenses, and the related Indebtedness is (1) secured by Liens otherwise permitted under this covenant or (2) unsecured; or (b) retire or repay the Indebtedness that it secures and to pay any related fees and expenses; and
(13) other Liens, in addition to those permitted in clauses (1) through (12) above, securing Indebtedness of Clearway Operating LLC or any Subsidiary Guarantor having an aggregate principal amount, measured as of the date of creation of any such Lien and the date of incurrence of any such Indebtedness, not to exceed the greater of (i) 2.0% of Total Assets and (ii) $100.0 million.
Liens securing Indebtedness under the Credit Agreement existing on the date of the indenture will be deemed to have been incurred on such date in reliance on the exception provided by clause (1) above. For purposes of determining compliance with this “Liens” covenant, in the event that a proposed Lien meets the criteria of more than one of the categories of Liens described in clauses (1) through (13) above, Clearway Operating LLC will be permitted to classify such Lien on the date of its incurrence, or later reclassify all or a portion of such Lien, in any manner that complies with this covenant.
If Clearway Operating LLC or any Subsidiary Guarantor proposes to create or permit to exist any Lien upon any Principal Property owned by Clearway Operating LLC or any Subsidiary Guarantor or upon any Equity Interests or Indebtedness of any direct or indirect Subsidiary of Clearway Operating LLC to secure any Indebtedness, other than as permitted by clauses (1) through (13) of the previous paragraph, Clearway Operating LLC will give prior written notice thereof to the trustee, who will give notice to the holders of notes, and Clearway Operating LLC will further agree, prior to or simultaneously with the creation of such Lien, effectively to secure all the notes equally and ratably with (or prior to) such other Indebtedness, for so long as such other Indebtedness is so secured.
Merger, Consolidation or Sale of Assets
Neither the Parent Guarantor nor Clearway Operating LLC will, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Parent Guarantor or Clearway Operating LLC is the surviving Person); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Parent Guarantor or the Parent Guarantor and its Subsidiaries taken as a whole or Clearway Operating LLC or Clearway Operating LLC and its Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:
(1) either: (a) the Parent Guarantor or Clearway Operating LLC, as the case may be, is the surviving Person; or (b) the Person formed by or surviving any such consolidation or merger (if other than the Parent Guarantor or Clearway Operating LLC, as the case may be) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that if the Person is a partnership or limited liability company, then a corporation wholly owned by such Person organized or existing under the laws of the United States, any state of the United States or the District of Columbia that does not and will not have any material assets or operations shall become a co-issuer of the notes pursuant to a supplemental indenture duly executed by the trustee;
(2) the Person formed by or surviving any such consolidation or merger (if other than the Parent Guarantor or Clearway Operating LLC, as the case may be) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Parent Guarantor or Clearway Operating LLC, as the case may be, under the notes and the indenture pursuant to a supplemental indenture or other documents and agreements reasonably satisfactory to the trustee; and
(3) immediately after such transaction, no Default or Event of Default exists.
In addition, neither the Parent Guarantor nor Clearway Operating LLC may, directly or indirectly, lease all or substantially all of its and its respective Subsidiaries’ properties or assets, in one or more related transactions, to any other Person.
This “Merger, Consolidation or Sale of Assets” covenant will not apply to (1) a merger of the Parent Guarantor or Clearway Operating LLC, as the case solely for the purpose of reforming the Parent Guarantor or Clearway Operating LLC, as the case may be, in another jurisdiction or forming a direct or indirect holding company of Clearway Operating LLC that is a Wholly Owned Subsidiary of the Parent Guarantor; and (2) any sale, transfer, assignment, conveyance, lease or other disposition of assets between or among the Parent Guarantor, Clearway Operating LLC and their respective Subsidiaries, including by way of merger or consolidation.
Additional Guarantees
If,
(1) Clearway Operating LLC or any of its Subsidiaries acquires or creates another Wholly Owned Subsidiary after the issue date and such Wholly Owned Subsidiary Guarantees any Obligations of Clearway Operating LLC under the Credit Agreement, or
(2) any Wholly Owned Subsidiary of Clearway Operating LLC that does not currently Guarantee any Obligations of Clearway Operating LLC under the Credit Agreement subsequently Guarantees any Obligations of Clearway Operating LLC under the Credit Agreement, or
(3) if there is no Indebtedness of Clearway Operating LLC outstanding under the Credit Agreement at that time, any Wholly Owned Subsidiary of Clearway Operating LLC (including any newly acquired or created Wholly Owned Subsidiary) Guarantees any Obligations with respect to any other Material Indebtedness of Clearway Operating LLC, then such newly acquired or created Wholly Owned Subsidiary or Wholly Owned Subsidiary that subsequently fully and unconditionally Guarantees obligations under the Credit Agreement or other Material Indebtedness of Clearway Operating LLC, as the case may be, will become a Guarantor of the notes and execute a supplemental indenture and deliver an opinion of counsel satisfactory to the trustee within 30 business days of the date on which it was acquired or created or guaranteed other Material Indebtedness of Clearway Operating LLC, as the case may be.
Reports
Whether or not required by the Commission’s rules and regulations, so long as any notes are outstanding, Clearway Operating LLC will furnish or cause to be furnished to the holders of notes or cause the trustee to furnish to the holders of notes, within the time periods (including any extensions thereof) specified in the Commission’s rules and regulations:
(1) all quarterly and annual reports that would be required to be filed with the Commission on Forms 10-Q and 10-K if Clearway Operating LLC were required to file such reports; and
(2) all current reports that would be required to be filed with the Commission on Form 8-K if Clearway Operating LLC were required to file such reports.
All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K will include a report on Clearway Operating LLC’s consolidated financial statements by Clearway Operating LLC’s independent registered public accounting firm. Clearway Operating LLC will file a copy of each of the reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the Commission will not accept such a filing). To the extent such filings are made, the reports will be deemed to be furnished to the trustee and holders of notes.
If Clearway Operating LLC is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, Clearway Operating LLC will nevertheless continue filing the reports specified in the preceding paragraph with the Commission within the time periods specified above unless the Commission will not accept such a filing. Clearway Operating LLC agrees that it will not take any action for the purpose of causing the Commission not to accept any such filings. If, notwithstanding the foregoing, the Commission will not accept Clearway Operating LLC’s filings for any reason, Clearway Operating LLC will post the reports referred to in the preceding paragraph on Clearway Inc.’s website within the time periods that would apply if Clearway Operating LLC were required to file those reports with the Commission.
So long as the Parent Guarantor continues to own, directly or indirectly, all of the Equity Interests of Clearway Operating LLC, the Parent Guarantor may elect to prepare and file and furnish the quarterly, annual and current reports and consolidated financial statements referred to above in respect of the Parent Guarantor and such reports and consolidated financial statements will be deemed to satisfy the obligations of Clearway Operating LLC under this reporting covenant.
In addition, Clearway Operating LLC, the Parent Guarantor and the Subsidiary Guarantors agree that, for so long as any notes remain outstanding, at any time they are not required to file the reports required by the preceding paragraphs with the Commission, they will furnish to the holders of the notes and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
Holding Company Status
The Parent Guarantor will not engage in any business, activity or transaction or own any interest (fee, leasehold or otherwise) in any real property, or incur, assume, or suffer to exist any Indebtedness other than:
(1) the ownership of debt or equity interests in Clearway Operating LLC;
(2) maintaining its corporate existence;
(3) participating in tax, accounting and other administrative activities as the parent of a consolidated group of companies, including Clearway Operating LLC;
(4) making distributions to holders of its debt or equity interests or to Clearway Operating LLC or any Subsidiary of Clearway Operating LLC;
(5) the performance of its obligations under the Exchange Agreement and similar agreements;
(6) issuing a Guarantee in respect of, or otherwise becoming liable with respect to, Indebtedness incurred by Clearway Inc., Clearway Operating LLC or any Subsidiary of Clearway Operating LLC and the execution and delivery of any agreements related to the foregoing, including credit agreements, indentures, security agreements, notes and registration rights agreements;
(7) issuing equity securities and/or issuing or incurring Indebtedness, including to finance acquisitions; and
(8) activities incidental to the businesses or activities described in clauses (1) through (7) above.
Events of Default and Remedies
Each of the following is an Event of Default with respect to the notes:
(1) default for 30 days in the payment when due of interest on the notes;
(2) default in payment when due of the principal of, or premium, if any, on the notes;
(3) failure by Clearway Operating LLC or any Guarantor for 45 days after written notice given by the trustee or holders, to comply with any of the other agreements in the indenture;
(4) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Clearway Operating LLC or any Guarantor (or the payment of which is guaranteed by Clearway Operating LLC or any Guarantor) whether such Indebtedness or guarantee now exists, or is created after the issue date, if that default:
(a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or
(b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, exceeds the greater of (i) 1.5% of Total Assets and (ii) $75.0 million;
provided that this clause (4) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to a Person that is not an Affiliate of Clearway Operating LLC;
(5) one or more judgments for the payment of money in an aggregate amount in excess of the greater of (i) 1.5% of Total Assets and (ii) $75.0 million (excluding therefrom any amount reasonably expected to be covered by insurance) shall be rendered against Clearway Operating LLC or any Guarantor or Guarantors or any combination thereof and the same shall not have been paid, discharged or stayed for a period of 60 days after such judgment became final and non-appealable;
(6) except as permitted by the indenture, any Guarantee shall be held in any final and non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or any group of Guarantors) that, if Subsidiaries of Clearway Operating LLC, would constitute a Significant Subsidiary, or any Person acting on behalf of any Guarantor (or any group of Guarantors) that, if Subsidiaries of Clearway Operating LLC, would constitute a Significant Subsidiary, shall deny or disaffirm its or their obligations under its or their Guarantee(s); and
(7) certain events of bankruptcy or insolvency described in the indenture with respect to Clearway Operating LLC or any Guarantor that, if a Subsidiary of Clearway Operating LLC, would constitute a Significant Subsidiary or any group of Guarantors that, if Subsidiaries of Clearway Operating LLC, taken together, would constitute a Significant Subsidiary.
In the case of an Event of Default with respect to the notes arising from certain events of bankruptcy or insolvency with respect to Clearway Operating LLC, any Guarantor or any group of Guarantors that, if subsidiaries of Clearway Operating LLC, taken together, would constitute a Significant Subsidiary, all such notes that are outstanding will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of such notes that are outstanding may declare all the notes to be due and payable immediately.
Subject to certain limitations, holders of a majority in principal amount of the notes that are then outstanding may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a Default or Event of Default relating to the payment of principal or interest.
Subject to the provisions of the indenture relating to the duties of the trustee, in case an Event of Default occurs and is continuing under the indenture, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of the notes unless such holders have offered to the trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no holder of a note may pursue any remedy with respect to the indenture unless:
(1) such holder has previously given the trustee notice that an Event of Default is continuing;
(2) holders of at least 25% in aggregate principal amount of the notes that are then outstanding have requested the trustee to pursue the remedy;
(3) such holders have offered the trustee reasonable security or indemnity against any loss, liability or expense;
(4) the trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and
(5) holders of a majority in aggregate principal amount of the notes that are then outstanding have not given the trustee a direction inconsistent with such request within such 60-day period.
The holders of a majority in aggregate principal amount of the notes then outstanding by notice to the trustee may, on behalf of the holders of the notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, such notes.
Clearway Operating LLC is required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, Clearway Operating LLC is required to deliver to the trustee a statement specifying such Default or Event of Default.
No Personal Liability of Directors, Officers, Employees and Stockholders
No director, officer, employee, incorporator, stockholder, member or unitholder of Clearway Operating LLC or any Guarantor, as such, has any liability for any obligations of Clearway Operating LLC or the Guarantors under the notes, the indenture or the Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.
Legal Defeasance and Covenant Defeasance
Clearway Operating LLC may, at its option and at any time, elect to have all of its obligations discharged with respect to the notes that are outstanding and all obligations of the Guarantors of such notes discharged with respect to their Guarantees (“Legal Defeasance”), except for:
(1) the rights of holders of the notes that are then outstanding to receive payments in respect of the principal of, or interest or premium on such notes when such payments are due from the trust referred to below;
(2) Clearway Operating LLC’s obligations with respect to the notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;
(3) the rights, powers, trusts, duties and immunities of the trustee for the notes, and Clearway Operating LLC’s and the Guarantors’ obligations in connection therewith; and
(4) the Legal Defeasance provisions of the indenture governing such notes.
In addition, Clearway Operating LLC may, at its option and at any time, elect to have the obligations of Clearway Operating LLC and the Guarantors released with respect to certain covenants (including its obligation to make Change of Control Offers) that are described in the indenture (“Covenant Defeasance”) and thereafter any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “—Events of Default and Remedies” will no longer constitute an Event of Default with respect to the notes.
In order to exercise either Legal Defeasance or Covenant Defeasance:
(1) Clearway Operating LLC must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants to pay the principal of, or interest and premium on such notes that are then outstanding on the Stated Maturity or on the applicable redemption date, as the case may be, and Clearway Operating LLC must specify whether such notes are being defeased to maturity or to a particular redemption date;
(2) in the case of Legal Defeasance, Clearway Operating LLC has delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) Clearway Operating LLC has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the issue date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;
(3) in the case of Covenant Defeasance, Clearway Operating LLC has delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;
(4) no Default or Event of Default with respect to the notes has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);
(5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than the indenture) to which Clearway Operating LLC or any of its Subsidiaries or the Parent Guarantor is a party or by which Clearway Operating LLC or any of its Subsidiaries or the Parent Guarantor is bound;
(6) Clearway Operating LLC must deliver to the trustee an officers’ certificate stating that the deposit was not made by Clearway Operating LLC with the intent of preferring the holders of the notes over the other creditors of Clearway Operating LLC with the intent of defeating, hindering, delaying or defrauding creditors of Clearway Operating LLC or others; and
(7) Clearway Operating LLC must deliver to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.
Amendment, Supplement and Waiver
Except as provided in the next two succeeding paragraphs, the indenture or the notes outstanding thereunder may be amended or supplemented with the consent of the holders of at least a majority in principal amount of notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes), and any existing default or compliance with any provision of the indenture or the notes outstanding thereunder may be waived with the consent of the holders of a majority in principal amount of the notes that are then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes).
Without the consent of each holder of notes affected, an amendment or waiver may not (with respect to any such notes held by a non-consenting holder):
(1) reduce the principal amount of such notes whose holders must consent to an amendment, supplement or waiver;
(2) reduce the principal of or change the fixed maturity of any such note or alter the provisions with respect to the redemption of such notes (other than provisions relating to the covenants described above under the caption “—Repurchase at the Option of Holders” and provisions relating to the number of days of notice to be given in the event of a redemption);
(3) reduce the rate of or change the time for payment of interest on any such note;
(4) waive a Default or Event of Default in the payment of principal of, or interest or premium on such notes (except a rescission of acceleration of such notes by the holders of at least a majority in aggregate principal amount of such notes and a waiver of the payment default that resulted from such acceleration);
(5) make any such note payable in currency other than that stated in such notes;
(6) make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of such notes to receive payments of principal of, or interest or premium on such notes;
(7) waive a redemption payment with respect to any such note (other than a payment required by one of the covenants described above under the caption “—Repurchase at the Option of Holders”); or
(8) make any change in the preceding amendment and waiver provisions.
Notwithstanding the preceding, without the consent of any holder of notes, Clearway Operating LLC, the Guarantors and the trustee may amend or supplement the indenture or the notes:
(1) to cure any ambiguity, mistake, defect or inconsistency;
(2) to provide for uncertificated notes in addition to or in place of certificated notes;
(3) to provide for the assumption of Clearway Operating LLC’s obligations to holders of notes in the case of a merger or consolidation or sale of all or substantially all of Clearway Operating LLC’s assets;
(4) to make any change that would provide any additional rights or benefits to the holders of notes or that does not adversely affect the legal rights under any indenture of any such holder;
(5) to comply with requirements of the Commission in order to effect or maintain the qualification of any indenture under the Trust Indenture Act;
(6) to conform the text of the indenture or the notes to any provision of the “Description of the Notes” in the offering memorandum of Clearway Operating LLC dated August 15, 2016;
(7) to evidence and provide for the acceptance and appointment under the indenture of a successor trustee pursuant to the requirements thereof;
(8) to provide for the issuance of additional notes in accordance with the limitations set forth in the indenture as of the date hereof; or
(9) to allow any Guarantor to execute a supplemental indenture and/or a Subsidiary Guarantee with respect to the notes.
Satisfaction and Discharge
The indenture will be discharged and will cease to be of further effect as to all notes issued thereunder, when:
(1) either:
(a) all such notes that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and thereafter repaid to Clearway Operating LLC, have been delivered to the trustee for such notes for cancellation; or
(b) all such notes that have not been delivered to the trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year and Clearway Operating LLC or any Guarantor has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the notes not delivered to the trustee for cancellation for principal, premium and accrued interest to the date of maturity or redemption;
(2) no Default or Event of Default under such indenture has occurred and is continuing on the date of the deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) and the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which Clearway Operating LLC or any Guarantor is a party or by which Clearway Operating LLC or any Guarantor is bound;
(3) Clearway Operating LLC or any Guarantor has paid or caused to be paid all sums payable by it under the indenture; and
(4) Clearway Operating LLC has delivered irrevocable instructions to the trustee under the indenture to apply the deposited money toward the payment of the notes at maturity or the redemption date, as the case may be.
In addition, Clearway Operating LLC must deliver an officers’ certificate and an opinion of counsel to the trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.
Concerning the Trustee
If the trustee becomes a creditor of Clearway Operating LLC or any Guarantor, the indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue (if such indenture has been qualified under the Trust Indenture Act) or resign.
The holders of a majority in principal amount of the notes that are outstanding will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to the provisions of the indenture, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of notes, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.
Certain Definitions
Set forth below are certain defined terms used in the indenture. Reference is made to the indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.
“Adjusted LTM CAFD” means, as of any date of determination (for purposes of this definition, the “Calculation Date”), the net income of Clearway Operating LLC and its Subsidiaries during the most recent four-quarter period for which financial statements are publicly available as of the Calculation Date, calculated on a consolidated basis in accordance with GAAP, adjusted (without duplication) as follows:
(1) plus, interest expense, to the extent deducted in calculating net income during such four-quarter period;
(2) plus, income tax expense, net of income tax benefit, to the extent deducted in calculating net income during such four-quarter period;
(3) plus, depreciation and amortization, to the extent deducted in calculating net income during such four-quarter period;
(4) minus equity in earnings of unconsolidated affiliates to the extent included in net income during four-quarter period;
(5) plus, cash distributions from unconsolidated affiliates, to the extent not included in net income during such four-quarter period;
(6) minus cash interest payments made by Subsidiaries of Clearway Operating LLC that were added back to net income pursuant to clause (1) above;
(7) minus cash income tax payments made by Clearway Operating LLC and its Subsidiaries that were added back to net income pursuant to clause (2) above;
(8) minus principal payments and repayments of Indebtedness made by Clearway Operating LLC’s Subsidiaries, to the extent not deducted in calculating net income during such four-quarter period;
(9) plus, any decrease or minus any increase in amounts attributable to contract amortization and any recurring changes in other assets;
(10) minus maintenance capital expenditures, to the extent not deducted in calculating net income during such four-quarter period;
(11) plus any expenses or charges related to any equity offering, investment, acquisition, disposition, recapitalization or incurrence of Indebtedness permitted to be incurred by the indenture including a refinancing thereof (whether or not successful), including such fees, expenses or charges related to the offering of the notes and the Credit Agreement, to the extent deducted in calculating net income during such four-quarter period; and
(12) plus, any professional and underwriting fees related to any equity offering, investment, acquisition, recapitalization or Indebtedness permitted to be incurred under the indenture, to the extent deducted in calculating net income during such four-quarter period.
For purposes of making the computation referred to above:
(1) investments and acquisitions that have been made by Clearway Operating LLC or any of its Subsidiaries, including through mergers or consolidations, or any Person or any of its Subsidiaries acquired by Clearway Operating LLC or any of its Subsidiaries, and including any related financing transactions and including increases in ownership of Subsidiaries, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date will be given pro forma effect (in accordance with Regulation S-X under the Securities Act, but including all Pro Forma Cost Savings) as if they had occurred on the first day of the four-quarter reference period;
(2) the Adjusted LTM CAFD attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, will be excluded;
(3) any Person that is a Subsidiary on the Calculation Date will be deemed to have been a Subsidiary at all times during such four-quarter period; and
(4) any Person that is not a Subsidiary on the Calculation Date will be deemed not to have been a Subsidiary at any time during such four-quarter period.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Applicable Laws” means, as to any Person, any law, rule, regulation, ordinance or treaty, or any determination, ruling or other directive by or from a court, arbitrator, governmental authority, independent system operator, or any other entity succeeding thereto, in each case applicable to or binding on such Person or any of its property or assets or to which such Person or any of its property or assets is subject.
“Applicable Premium” means, with respect to any note on any redemption date, the greater of:
(1) 1.0% of the principal amount of such note; or
(2) the excess (if any) of:
(a) the present value at such redemption date of (i) the redemption price of such note at September 15, 2021 (such redemption price being set forth in the table appearing above under the caption “—Optional Redemption”) plus (ii) all required interest payments due on the note through September 15, 2021 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over
(b) the then outstanding principal amount of the note.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board of Directors” means:
(1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(2) with respect to a partnership, the Board of Directors of the general partner of the partnership;
(3) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and
(4) with respect to any other Person, the board or committee of such Person serving a similar function.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.
“Capital Stock” means:
(1) in the case of a corporation, corporate stock;
(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and
(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
“Change of Control” means the occurrence of any of the following:
(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Clearway Operating LLC and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) of the Exchange Act, but excluding any employee benefit plan of Clearway Operating LLC or any of its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan);
(2) the adoption of a plan relating to the liquidation or dissolution of Clearway Inc., the Parent Guarantor or Clearway Operating LLC;
(3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above), other than (i) Clearway Inc. or (ii) a corporation owned directly or indirectly by the stockholders of Clearway Inc. in substantially the same proportion as their ownership of stock of Clearway Inc. prior to such transaction, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of Clearway Inc., measured by voting power rather than number of shares; or
(4) the first day on which either (i) Clearway Inc. ceases to be the sole managing member of the Parent Guarantor or (ii) Clearway Operating LLC ceases to be a Wholly Owned Subsidiary of the Parent Guarantor.
“Change of Control Offer” has the meaning assigned to it in the indenture governing the notes.
“Change of Control Triggering Event” means (i) a Change of Control has occurred and (ii) the notes are downgraded by both S&P and Moody’s on any date during the period commencing 60 days prior to the consummation of such Change of Control and ending 60 days following consummation of such Change of Control.
“Credit Agreement” means the Amended and Restated Credit Agreement, dated April 25, 2014, among Clearway Operating LLC, the Parent Guarantor, each other guarantor from time to time party thereto, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, and JPMorgan Chase Bank, N.A., Royal Bank of Canada, Bank of America, N.A. and Barclays Bank PLC, as letter of credit issuers , as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time.
“Credit Facilities” means (i) one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders or other counterparties providing for revolving credit loans, term loans, credit-linked deposits (or similar deposits) receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, (ii) debt securities sold to institutional investors and/or (iii) Hedging Obligations with any counterparties, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Environmental CapEx Debt” means Indebtedness of Clearway Operating LLC or any of its Subsidiaries incurred for the purpose of financing capital expenditures to the extent deemed reasonably necessary, as determined by Clearway Operating LLC or any of its Subsidiaries, as applicable, in good faith and pursuant to prudent judgment, to comply with applicable Environmental Laws.
“Environmental Laws” means all former, current and future federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances and codes, and legally binding decrees, judgments, directives and orders (including consent orders), in each case, relating to protection of the environment, natural resources, occupational health and safety or the presence, release of, or exposure to, hazardous materials, substances or wastes, or the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport, recycling or handling of, or the arrangement for such activities with respect to, hazardous materials, substances or wastes.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“Equity Offerings” means any public or private sale after the issue date of Capital Stock of the Parent Guarantor or Clearway Inc., the proceeds of which have been contributed to Clearway Operating LLC as common equity, other than:
(1) public offerings with respect to Clearway Inc.’s common stock registered on Form S-4 or Form S-8; and
(2) issuances to any Subsidiary of Clearway Inc.
“Exchange Agreement” means the Amended and Restated Exchange Agreement, dated as of May 14, 2015 by and among Global Infrastructure Investors III, LLC (as successor in interest to NRG Energy, Inc. pursuant to that certain Assignment and Assumption Agreement, dated as of August 31, 2018), Clearway Inc. and the Parent Guarantor and each of the other parties thereto from time to time, as amended, supplemented or otherwise modified from time to time.
“Existing Liens” means Liens on the property or assets of Clearway Operating LLC and/or any of its Subsidiaries existing on the date of the indenture securing Indebtedness of Clearway Operating LLC or any of its Subsidiaries (other than Liens incurred pursuant to clause (1) of the covenant described above under the caption “—Liens”).
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time; provided, however, that if any operating lease would be re-characterized as a capital lease due to changes in the accounting treatment of such operating leases under GAAP since the issue date, then solely with respect to the accounting treatment of any such lease, GAAP shall be interpreted as it was in effect on the issue date.
“Government Securities” means direct obligations of, or obligations guaranteed by, the United States of America (including any agency or instrumentality thereof) for the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer’s option.
“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).
“Guarantors” means each of:
(1) the Parent Guarantor;
(2) the Subsidiary Guarantors, until such time as they are released pursuant to the provisions of the indenture; and
(3) any other Person that executes a Guarantee in accordance with the provisions of the indenture, and their respective successors and assigns.
“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
(1) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements; and
(2) (i) agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates, commodity prices or commodity transportation or transmission pricing or availability; (ii) any netting arrangements, power purchase and sale agreements, fuel purchase and sale agreements, swaps, options and other agreements, in each case, that fluctuate in value with fluctuations in energy, power or gas prices; and (iii) agreements or arrangements for commercial or trading activities with respect to the purchase, transmission, distribution, sale, lease or hedge of any energy related commodity or service.
“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables, except as provided in clause (5) below), whether or not contingent:
(1) in respect of borrowed money;
(2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(3) in respect of banker’s acceptances;
(4) representing Capital Lease Obligations in respect of sale and leaseback transactions;
(5) representing the balance of deferred and unpaid purchase price of any property or services with a scheduled due date more than six months after such property is acquired or such services are completed; or
(6) representing the net amount owing under any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.
In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person; provided that the amount of such Indebtedness shall be deemed not to exceed the lesser of the amount secured by such Lien and the value of the Person’s property securing such Lien.
“issue date” means August 18, 2016.
“Lien” means, with respect to any asset:
(1) any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise), pledge, hypothecation, encumbrance, restriction, collateral assignment, charge or security interest in, on or of such asset;
(2) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and
(3) in the case of Equity Interests or debt securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or debt securities.
“Material Indebtedness” means, as of any date, any series of Indebtedness with an aggregate principal amount outstanding in excess of the greater of (i) 1.5% of Total Assets, as of such date, and (ii) $75.0 million.
“Moody’s” means Moody’s Investors Service, Inc. or any successor entity.
“Necessary CapEx Debt” means Indebtedness of Clearway Operating LLC or any of its Subsidiaries incurred for the purpose of financing capital expenditures (other than capital expenditures financed by Environmental CapEx Debt) that are required by Applicable Law or are undertaken for health and safety reasons. The term “Necessary CapEx Debt” does not include any Indebtedness incurred for the purpose of financing capital expenditures undertaken primarily to increase the efficiency of, expand or re-power any power generation facility.
“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.
“Parent Guarantee” means the Guarantee by the Parent Guarantor of Clearway Operating LLC’s obligations under the indenture and on the notes, executed pursuant to the provisions of the indenture.
“Parent Guarantor” means Clearway LLC and its successors and assigns.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Principal Property” means any building, structure or other facility, and all related property, plant or equipment or other long-term assets used or useful in the ownership, development, construction or operation of such building, structure or other facility owned or leased by Clearway Operating LLC or any Guarantor and having a net book value in excess of 2.0% of Total Assets, except any such building, structure or other facility (or related property, plant or equipment) that in the opinion of the Board of Directors is not of material importance to the business conducted by Clearway Operating LLC and its consolidated Subsidiaries, taken as a whole.
“Pro Forma Cost Savings” means, without duplication, with respect to any period, reductions in costs and related adjustments that have been actually realized or are projected by Clearway Operating LLC’s Chief Financial Officer in good faith to result from reasonably identifiable and factually supportable actions or events, but only to the extent such reductions in costs and related adjustments are so projected by Clearway Operating LLC to be realized prior to the end of the consecutive four-quarter period commencing after the transaction giving rise to such calculation.
“Project Debt” means Indebtedness of one or more Project Subsidiaries incurred for the purpose of holding, constructing or acquiring power generation facilities or related or ancillary assets or properties; provided that Clearway Operating LLC is not liable with respect to such Indebtedness except to the extent of a non-recourse pledge of equity interests in one or more Project Subsidiaries.
“Project Subsidiary” means any Subsidiary of Clearway Operating LLC held for the purpose of holding, constructing or acquiring power generation facilities or related or ancillary assets or properties and any Subsidiary of Clearway Operating LLC whose assets consist primarily of equity interests in one or more other Project Subsidiaries; provided that a Subsidiary will cease to be a Project Subsidiary if it Guarantees any Indebtedness of Clearway Operating LLC other than obligations of Clearway Operating LLC related to Project Debt of one or more Project Subsidiaries.
“Refinancing Liens” means Liens granted in connection with amending, extending, modifying, renewing, replacing, refunding or refinancing in whole or in part any Indebtedness secured by Liens described in clauses (2) through (10) of the covenant described above under the caption “Liens;” provided that Refinancing Liens do not (a) extend to property or assets other than property or assets of the type that were subject to the original Lien or (b) secure Indebtedness having a principal amount in excess of the amount of Indebtedness being extended, renewed, replaced or refinanced, plus the amount of any fees and expenses (including premiums) related to any such extension, renewal, replacement or refinancing.
“S&P” means Standard & Poor’s Ratings Group or any successor entity.
“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of the indenture.
“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the date of the indenture, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.
“Subsidiary” means, with respect to any specified Person:
(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
“Subsidiary Guarantee” means the Guarantee by each Subsidiary Guarantor of Clearway Operating LLC’s obligations under the indenture and on the notes, executed pursuant to the provisions of the indenture.
“Subsidiary Guarantors” means:
(1) each of Clearway Operating LLC’s Wholly Owned Subsidiaries that Guarantees the notes on the date of the indenture, until such time as it is released pursuant to the provisions of the indenture; and
(2) any other Subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of the indenture, and their respective successors and assigns.
“Total Assets” means, as of any date of determination, the total consolidated assets of Clearway Operating LLC and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the most recent publicly available balance sheet of Clearway Operating LLC as of such date.
“Total Secured Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of Clearway Operating LLC and the Guarantors outstanding on such date that is secured by a Lien on any property or assets of Clearway Operating LLC or any of the Guarantors (including Capital Stock of Subsidiaries of Clearway Operating LLC or Indebtedness of Subsidiaries of Clearway Operating LLC); provided that (i) Total Secured Debt will include only the amount of payments that Clearway Operating LLC or any of the Guarantors would be required to make, on the date Total Secured Debt is being determined, in the event of any early termination or similar event on such date of determination and (ii) for the avoidance of doubt, Total Secured Debt will not include the undrawn amount of any outstanding letters of credit.
“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to September 15, 2021; provided, however, that if the period from the redemption date to September 15, 2021 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.
“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
“Wholly Owned Subsidiary” means, with respect to any specified Person, a direct or indirect Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which is at the time owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.